Securities Act Registration No. 333-148558

Investment Company Act Reg. No. 811-22164

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933☒

 Pre-Effective Amendment No. ____    ☐

 Post-Effective Amendment No. 28      ☒

 and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940☒

 Amendment No. 31 ☒

(Check appropriate box or boxes.)

___________________________________

Kimberlite Investment Trust

(Exact Name of Registrant as Specified in Charter)

230 Park Avenue, 28th Floor

 New York, NY 10169

(Address of Principal Executive Offices)

(855) 318-2804

(Registrant’s Telephone Number, including Area Code)

Neal Neilinger

230 Park Avenue, 28th Floor

 New York, NY 10169

 (Name and Address of Agent for Service)

with a copy to:

Jeffrey T. Skinner, Esq.

Kilpatrick Townsend & Stockton LLP

1001 W. Fourth Street

Winston-Salem, NC 27101

Phone: (336) 607-7512

Fax: (336) 734-2608

It is proposed that this filing will become effective (check appropriate box):

☒ Immediately upon filing pursuant to paragraph (b)	☐ On (date) pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)	☐ On (date) pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)	☐ On (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

☐	The post-effective amendment designates a new effective date for a previously filed post-effective amendment

Kimberlite Floating Rate Financial Services Capital Fund of the Kimberlite Investment Trust
Ticker Symbol CEFFX PROSPECTUS April 29, 2016 Managed By: Kimberlite Asset Management, LLC 230 Park Avenue, 28th Floor New York, NY 10169 (212) 389-9414

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS

RISK/RETURN SUMMARY INFORMATION

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MORE ABOUT THE FUND’S INVESTMENTS

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MANAGEMENT OF THE FUND

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SHAREHOLDER INFORMATION

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PURCHASING SHARES

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REDEEMING SHARES

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ADDITIONAL INFORMATION ABOUT PURCHASES AND REDEMPTIONS

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OTHER IMPORTANT INFORMATION

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FINANCIAL HIGHLIGHTS

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RISK/RETURN SUMMARY INFORMATION

Investment Objective.  The investment objective of the Kimberlite Floating Rate Financial Services Capital Fund (the “Fund”) is to generate capital appreciation and income.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed (sold) within sixty (60) days of the initial purchase of shares in the Fund)	1.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.95%
Distribution and/or Service (12b-1) Fees		0.25%
Other Expenses (includes Interest and Dividend Expenses on Securities Sold Short)[1] Interest and Dividends on Securities Sold Short	0.57%	14.99%
Total Annual Fund Operating Expenses		16.19%
Fee Waiver and/or Expense Reimbursement [2]		(13.87)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement [2]		2.32%

1 Expense information has been restated to reflect current fees, which are based on contractual reductions pursuant to a new advisory agreement.

2 Kimberlite Asset Management, LLC (the “Adviser”) has entered into a contractual agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest on borrowings and interest and dividends on securities sold short, taxes, brokerage fees and commissions, 12b-1 fees, Acquired Fund Fees and Expenses, and extraordinary expenses) to not more than 1.50%.  Subject to approval by the Fund’s Board of Trustees (the “Board”), any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within the three fiscal years following the year in which such waiver occurred, if the Fund is able to make the payment without exceeding the 1.50% expense limitation for the year repayment is requested. The current contractual agreement cannot be terminated prior to April 30, 2017, without the Board’s approval.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This expense example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The expense example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect only until April 30, 2017.  Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Period Invested	1 Year	3 Years	5 Years	10 Years
	$235	$3,198	$5,535	$9,440

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 119% of the average value of its portfolio.

Principal Investment Strategy of the Fund.  Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in preferred and debt securities issued by U.S. and non-U.S. companies in the financial sector, including, without limitation:

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corporate debt securities, including, without limitation, floating rate debt securities, bonds denominated in U.S. dollars that are issued by non-U.S. entities in the U.S. market (Yankee bonds) and Eurobonds denominated in U.S. dollars and non-U.S. currencies;

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preferred securities, including, without limitation, floating rate preferred securities; and

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hybrid securities, including, without limitation, convertible securities, convertible preferred securities,  contingent convertible securities (CoCos), trust preferred securities (TruPS) and perpetual preferred securities.

The Fund considers the financial sector to include, without limitation, depository and non-depository banking and credit institutions, securities and commodities brokers and related businesses, insurance carriers and related companies, real estate businesses (including real estate investment trusts (REITs)) and other diversified financial entities. The Fund may only change its 80% investment policy if the Fund provides shareholders with at least 60 days’ prior notice.

The Fund may invest in investment grade or non-investment grade securities (also known as “junk bonds” and “high yield securities”), without limitation.  The Fund may invest in securities of U.S. or non-U.S. issuers, without limitation. However, the Fund will limit its investment in securities issued by issuers in emerging market countries to less than 15% of its assets, as determined at the time of investment.

The Fund has no target duration for its investment portfolio and may invest in debt securities of any maturity. The Adviser expects that the stated maturities of debt securities in which the Fund will invest generally will be longer-term (ten years or more); however, the Fund’s portfolio managers may target shorter or longer durations in response to their view of the fixed income markets generally or any sector or industry thereof.

Principal Risks of Investing in the Fund. An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following additional risks:

Contingent Convertible Securities. Contingent convertible securities (“CoCos”) are a type of hybrid debt security typically issued by non-U.S. banks. CoCos are contingent upon a certain event occurring, as determined by the terms of the particular security. If that certain event occurs, depending on the terms of the particular security, CoCos may either convert into equity at a predetermined share price or be subject to an automatic write-down of the principal amount or value of the security.

If the CoCo becomes subject to an automatic write-down of the principal amount or value of the Fund, then the Fund will lose money. The write-down may even lower the principal amount or value of the security to zero, thereby cancelling the securities. The Fund may not have any rights to repayment of the principal amount of the securities that has become due. The Fund may also be unable to collect interest payments or dividends on such securities.

If the CoCos convert to common shares, the issuer may not pay dividends to common shareholders and the Fund may lose some or all of the income produced from the CoCos, reducing the Fund’s net asset value.

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Convertible Securities. The Fund may invest in convertible securities, which are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock or other equity interests at a specified price or conversion ratio during a specified period.  By investing in convertible securities, the Fund may seek income, and may also seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock or other interests into which the securities are convertible, while potentially earning a higher fixed rate of return than is ordinarily available in common stocks. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuers, the value of these securities will also change based on changes in the value of the underlying stock. Income paid by a convertible security may provide a limited cushion against a decline in the price of the security; however, convertible securities generally have less potential for gain than common stocks. Also, convertible bonds generally pay less income than non-convertible bonds.

Equity Securities Risk.  The prices of equity securities will fluctuate – sometimes dramatically – over time, and the Fund could lose a substantial part, or even all, of its investment in a particular issue. The equity securities in the Fund’s portfolio may include preferred stock and convertible securities.  Like common stocks, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes.  Also, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses.  Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures, is redeemed, or the conversion feature is exercised.  As a result of the conversion feature, the interest rate or dividend preference is generally less than if the securities were non-convertible.

Financial Services Businesses Concentration.  To the extent the Fund invests in companies principally engaged in financial services businesses, the Fund may be subject to greater risks than a portfolio without such a concentration.  This is especially true with respect to the risks associated with regulatory developments, competition, and economic developments in, or related to, financial services businesses.  Companies in industries within the financial services businesses are subject to risks from changes in legislation or government regulations affecting those industries, financial events (e.g., significant market trading events (including electronic-based issues), market drops or corrections and economic downturns).  The Fund is particularly vulnerable to factors affecting financial services businesses, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation or increases thereof, and price competition, any of which may adversely affect these businesses.

Fixed Income Risk.  Risks of investments in fixed income securities include, without limitation, credit risk, interest rate risk, maturity risk, yield curve risk, prepayment risk and liquidity risk. These risks could affect the value of investments of the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

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Credit Risk. The value of the Fund’s fixed income investments is dependent on the creditworthiness of their issuers. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions may have an adverse effect on the value of the investment and may cause an issuer to fail to pay principal and interest when due.

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Interest Rate Risk. The value of the Fund’s fixed income investments will generally vary inversely with the direction of prevailing interest rates. Generally, when interest rates rise, the value of the Fund’s fixed income investments is expected to decline.  This risk may be heightened in the current environment as interest rates are likely to experience increased volatility as a result of the conclusion of the US government’s quantitative easing program and the likelihood of a general rise in interest rates.

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Maturity Risk. The value of the Fund’s fixed income investments is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

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Yield Curve Risk. This is the risk that there is an adverse shift in market interest rates of fixed income investments held by the Fund. The risk is associated with either flattening or steepening of the yield curve, which is a result of changing yields among comparable fixed income investments with different maturities. If the yield curve flattens, then the yield spread between long-and short-term interest rates narrows and the price of a fixed income investments will change. If the curve steepens, then the spread

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between the long- and short-term interest rates increases which means long-term fixed income investments prices decrease relative to short-term fixed income investments prices.

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Prepayment risk. This is the risk that the issuers of fixed income investments owned by the Fund will prepay them at a time when interest rates have declined. Because interest rates have declined, the Fund may have to reinvest the proceeds in fixed income investments with lower interest rates, which can reduce the Fund’s returns.

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Liquidity Risk. Liquidity risk is the risk that a fixed income security may be difficult to sell at an advantageous time or price due to limited market demand (resulting from a downgrade, a decline in price, or adverse conditions within the fixed income market).  Liquidity risk may be further increased to the extent that dealers that have typically played market-making roles with respect to fixed income securities have a reduced capacity to fulfill that role, for example as a result of a decrease in proprietary trading in such securities or as a result of increased regulatory capital requirements.

Floating or Variable Rate Securities Risk.   Floating or variable rate securities pay interest at rates that adjust in response to changes in a specified interest rate or reset at predetermined dates (such as the end of a calendar quarter).  Securities with floating or variable interest rates are generally less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as comparable market interest rates. Conversely, floating or variable rate securities will not generally increase in value if interest rates decline. The impact of interest rate changes on floating or variable rate securities is typically mitigated by the periodic interest rate reset of the investments. Floating or variable rate securities can be rated below investment grade or unrated; therefore, the Fund relies heavily on the analytical ability of the Adviser. Lower-rated floating or variable rate securities are subject to many of the same risks as high yield securities, although these risks may be reduced when the instruments are senior and secured as opposed to many high yield securities that are junior and unsecured. Floating or variable rate securities are often subject to restrictions on resale, which can result in reduced liquidity.

Foreign Currency Risk. Foreign currency-linked investments risks include market risk, credit risk and country risk.  Market risk results from adverse changes in exchange rates in the currencies in which the underlying investment is long or short.  Credit risk results because a currency-trade counterparty may default.  Country risk arises because a government may interfere with transactions in its currency.

Foreign Securities Risk.  Foreign investments are subject to risks not usually associated with owning securities of U.S. issuers. There is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund from foreign markets, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign markets also involve currency risk, which is the risk that the values of the Fund’s investments denominated in foreign currencies will decrease due to adverse changes in the value of the U.S. dollar relative to the value of foreign currencies.

Hybrid Securities. Preferred stock, including trust-preferred stocks, has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating

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of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics.

Income Risk.  The income that shareholders receive from the Fund is based primarily on the interest or dividends it earns from the Fund’s investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, distribution rates of the Fund’s bond holdings could drop as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase.

Junk Bonds or High Yield Securities Risk.  High yield securities and unrated securities of similar credit quality are considered to be speculative with respect to the issuer’s continuing ability to make principal and interest payments and are generally subject to greater levels of credit quality risk than investment grade securities. High yield securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These fixed income securities are considered below “investment-grade.” The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell these securities or could result in lower prices than higher-rated fixed income securities. These risks can reduce the value of the Fund’s shares and the income it earns.

Leverage Risk.  Leverage is the practice of borrowing money to purchase securities.  If the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage. In addition, use of leverage can magnify the effects of changes in the value of a securities portfolio and thus make it more volatile.

Management Risk.  The skill of the Adviser will play a significant role in the Fund’s ability to achieve its investment objective.  The Fund’s ability to achieve its investment objective depends on the investment skill and ability of the Adviser to correctly identify economic trends.

Market Risk.  The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.

New Adviser Risk.  The Adviser is a new entity that was formed and registered as an investment adviser in 2015, which may limit its effectiveness.

New Portfolio Manager Risk. Although the Fund’s portfolio manager, Neal Neilinger, has managed and continues to manage separately-managed accounts, he does not have previous experience managing a registered investment company prior to serving as the portfolio manager of the Fund, which may limit his effectiveness.

Portfolio Turnover Risk.  As a result of its trading strategy, the Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other registered investment companies.  Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses.  High rates of portfolio turnover may lower the performance of the Fund due to these increased costs and may also result in the realization of short-term capital gains.  If the Fund realizes capital gains when portfolio investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions.  High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.  See “Federal Taxes”.

Preferred Securities Risk. Preferred securities (both traditional and hybrid) are subject to risks associated with both equity and debt instruments. These risks include, but are not limited to, interest rate risk, credit risk, liquidity and redemption risk, limited voting rights risk, regulatory risk and call, reinvestment and income risk.

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Call, Reinvestment and Income Risk. Call risk is the risk that during periods of declining interest rates, an issuer may be able to exercise an option to redeem its issue at par earlier than the maturity date. Recent regulatory changes may increase call risk associated with certain types of preferred securities. If this occurs, the Fund may have to reinvest in lower yielding securities, which is referred to as reinvestment risk. The issuer may also decide to call the preferred securities by repurchasing the security prior to the maturity date. An issuer may call the security if the issuer can refinance the debt at

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a lower interest rate due to declining market interest rates, an improvement in the credit standing of the issuer or if regulatory changes affect the capital treatment of a security. Declining interest rates may also cause a decline in the income from the Fund’s portfolio when the Fund invests the proceeds from new share sales at market interest rates that are below the portfolio’s current earnings rate.

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Credit Risk. If an issuer of the Fund’s preferred securities suffers a decline in its financial status, the Fund’s portfolio may also decline in price. The issuer may also fail to make dividends, interest or principal payments when due. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

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Interest Rate Risk. Preferred securities may decline in value due to a change in market interest rates. Typically the market value of preferred securities falls when market interest rates rise, possibly causing the Fund to underperform. Preferred securities with longer terms until maturity may be more vulnerable to interest rate changes.

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Limited Voting Rights Risk. Holders of preferred securities typically have no voting rights regarding the issuer, unless preferred dividends have been in arrears for a certain period of time, at which point the preferred security holders may be able to elect one or more directors to the issuer’s board of directors. However, these voting rights are typically removed once the dividend payments become current. Furthermore, hybrid-preferred security holders have no voting rights.

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Liquidity and Redemption Risk.  Preferred securities may be significantly less liquid than other securities. This illiquidity may mean that it will not be possible for the Fund to sell the preferred securities at the time desired or at prices at which the Fund is valuing the preferred securities in its records. Moreover, if an issuer of securities held by the Fund redeems the underlying securities, then the Fund may be forced to liquidate securities at lower prices than desired by the Fund.

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Regulatory Risk. Recent regulatory changes may adversely affect the performance of certain preferred securities. The potential impact of these changes on preferred securities and the Fund’s ability to achieve its investment objective is unclear at this time. Such regulatory changes may increase issuers’ incentives to call or redeem a security prior to a specified date. Additionally, preferred securities have been and may in the future be offered having features other than those described herein.

Real Estate Securities. The Fund will not invest directly in real estate, but may invest in readily marketable securities issued by companies that invest in real estate or interests therein, including real estate investment trusts (“REITs”).  REITs are generally publicly traded on national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates, possible declines in the value of and demand for real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, defaults by borrowers or tenants, overbuilding in a given market and environmental problems.

Sector Risk.  To the extent the Fund invests a significant portion of its assets in the securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

Tax Risk.  The Fund’s investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the U.S. tax code, future changes in tax laws and regulations, including changes as a result of the “sunset” provisions that currently apply to the favorable tax treatment of tax-advantaged dividends. There can be no assurance that any portion of the Fund’s income distributions will not be fully taxable as ordinary income.  The Fund’s ability to pursue its investment objective, the value of the Fund’s investments and the Fund’s net asset value may be adversely affected by changes in tax rates and policies.

Trust Preferred Securities. Trust-preferred securities (“TruPS”) are typically issued by entities such as special purpose bank subsidiaries. TruPS, which have no voting rights, have a final stated maturity date, and a fixed schedule for periodic payments. Although TruPS have liquidation preference over common and preferred stock, they are subordinate to more senior debt securities of the same issuer.

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The market value of TruPS may be more volatile than the market value of other, more traditional types of debt securities. For example, the issuer may defer interest payments for up to five years, subject to other conditions, adversely affecting the NAV of the Fund, as the holder of the TruPS.  Interest on the deferred payments would accrue during this time period, but the issuer’s decision to defer payments may cause the value of the TruPS to fall. Moreover, at the end of the permissible deferral period, the issuer may default on its payments, in which case the Fund may not be able to recover its principal or the accrued interest payments.

Performance.  The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns for one year, five years and since inception compare with those of a broad-based securities market index.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund may be obtained by calling the Fund at 855-318-2804.

Quarterly Returns During This Time Period1

Highest	6.87% (quarter ended March 31, 2010)
Lowest	-8.81% (quarter ended September 30, 2011)

Average Annual Total Returns – (For the Period Ended December 31, 2015)	1 Year	5 Years	Since Inception [2]

Before taxes After taxes on distributions After taxes on distributions and sale of shares	-0.40% -0.40% -0.22%	0.47% 0.38% 0.39%	1.29% 1.09% 1.08%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.67%
S&P U.S. Floating Rate Preferred Stock Index (reflects no deduction for fees, expenses or taxes)[3]	3.46%	0.78%	0.98%

1 The Fund has changed its investment strategy and its name twice.  Between August 25, 2014 and February 2, 2016, the Fund was known as the PSP Multi-Manager Fund and was managed with a manager of managers strategy. Prior to August 25, 2014, the Fund was known as the Congressional Effect Fund, and was managed with a strategy that sought to minimize the effects of the U.S. Congress on domestic financial markets.

2 The Fund commenced operations on May 23, 2008.

3 The Fund has included the S&P U.S. Floating Rate Preferred Stock Index to reflect a more appropriate comparison to the Fund’s new investment strategy, which invests primarily in securities with floating interest rates, including, but not limited to preferred securities, as described in this Prospectus and Statement of Additional Information.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as an individual retirement account (IRA) or 401(k) plan.

Management. Kimberlite Asset Management, LLC serves as the Fund’s investment adviser.  Neal Neilinger is the portfolio manager with primary responsibility for managing the Fund’s assets.  Mr. Neilinger has served as the President of the Adviser since 2015.

Purchase and Sale of Fund Shares.  The minimum initial investment in the Fund is $1,000.  The minimum subsequent investment is $250 ($100 under an automatic investment plan).  You can purchase or redeem Fund shares on any business day the New York Stock Exchange is open directly from the Fund by mail, facsimile, telephone or bank wire, as follows:

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Orders by mail should be sent to the Fund, c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH  44147-4031.  Orders by facsimile should be transmitted to 440-526-4446.  Please call the Fund at 855-318-2804 to conduct telephone transactions or to receive wire instructions for bank wire orders.

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The Fund has also authorized certain broker-dealers to accept purchase and redemption orders on its behalf.  Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact their broker-dealer directly.

Tax Information.  The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUND’S INVESTMENTS

Additional Information Regarding the Fund’s Investment Objective.  The Fund’s investment objective may be changed without shareholder approval; however, the Fund will provide 30 days’ advance notice to shareholders before implementing a change in the Fund’s investment objective.

Additional Information Regarding the Fund’s Principal Investment Strategies. The Adviser, subject to the oversight of the Board, has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective and investment policies.  In addition to securities described above, the Fund may also invest in other securities to generate income, hedge risk or for other purposes.

An investment in the Fund should not be considered a complete investment program.  Your investment needs will depend largely on your financial resources and individual investment goals and objectives, and you should consult with your financial professional before making an investment in the Fund.

Additional Information Regarding CFTC Regulation. To the extent the Fund makes investments regulated by the Commodity Futures Trading Commission (the “CFTC”), the Fund intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act, as amended (“CEA”). The Trust, on behalf of the Fund, intends to file a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Fund will not be subject to registration or regulation as a commodity pool operator under the CEA. If the Fund is unable to comply with the requirements of Rule 4.5, it may be required to modify its investment strategies or be subject to CFTC registration requirements, either of which may have an adverse effect on the Fund.

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Portfolio Turnover. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Since the Fund’s trades cost the Fund brokerage commissions, high portfolio turnover may have a significant adverse impact on the Fund’s performance. In addition, because sales of securities in the Fund’s portfolio may result in taxable gain or loss, high portfolio turnover may result in significant tax consequences for shareholders.

Additional Investments.  The Fund may also invest in securities of other open-end, closed-end or exchange-traded funds (“ETFs”) for cash management and similar purposes (e.g., in managing inflows and outflows from the Fund, or for temporary investment purposes).

The Fund may, for hedging purposes, also purchase, sell or enter into any derivative contract or option on a derivative contract, transaction or instrument, without limitation, including various interest rate transactions such as swaps, caps, floors or collars, and foreign currency transactions such as foreign currency forward contracts, futures contracts, options, swaps and other similar strategic transactions in connection with its investments in securities of non-U.S. companies. The purpose of investing in such derivative contracts will generally be to enter into interest rate and currency hedging transactions in order to reduce the interest rate and foreign currency risk inherent in the Fund’s investments. Some of the securities in which the Fund invests may only be eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”) (“Rule 144A Securities”).

Temporary Defensive Positions.  The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions.  During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash and cash equivalent positions.  When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

Disclosure of Portfolio Holdings.  A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available from the Fund or on the SEC’s web site, www.sec.gov.

Additional Risks of Investing in the Fund.  All investments carry risks, and investment in the Fund is no exception. No investment strategy works all the time, and past performance is not necessarily indicative of future performance. You may lose money on your investment in the Fund. To help you understand the risks of investing in the Fund, the principal risks of an investment in the Fund are generally set forth above in the summary section of “Principal Risks of Investing in the Fund” and should be read in conjunction with the risks described in the Statement of Additional Information. In addition to the risks set forth above, there are risks associated with other types of securities in which the Fund may invest including, but not limited to, the following:

ETF and Mutual Fund Risk. When the Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds. Inverse ETFs are subject to the risk that their performance will fall as the value of their benchmark indices rises. The Fund also will incur brokerage costs when it purchases ETFs. In addition, under the 1940 Act, the Fund is subject to restrictions that may limit the amount of any particular ETF or other registered investment company that the Fund may own.

Derivative Risk.  The Fund may use a variety of derivative instruments, including, without limitation, options and swaps for hedging purposes.  Such instruments are referred to as “derivative” instruments since their values are based on (“derived from”) the values of other securities.  Derivative instruments can be volatile and the potential loss to the Fund may exceed the Fund’s initial investment.  Derivative instruments may be difficult to value and may be subject to wide swings in valuations caused by changes in the value of the underlying instrument.  The use of these instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities.  If the Adviser uses a derivative instrument at the wrong time or judges market conditions incorrectly, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Fund’s return.  The Fund could also experience losses if it is unable to close out a position because the market for an instrument or position is or becomes illiquid.

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Derivative instruments involve risks different from direct investments in the underlying securities, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid.  Derivative instruments may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying instrument.

•

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. By using options, the Fund is subject to the risk of counterparty default, as well as the potential for unlimited loss. If the Fund sells a put option whose exercise is settled in cash, the Fund cannot provide in advance for its potential settlement obligations by selling short the underlying securities, and the Fund will be responsible, during the option’s life, for any decreases in the value of the underlying security below the strike price of the put option.  If the Fund sells a call option whose exercise is settled in cash, the Fund cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities, and the Fund will be responsible, during the option’s life, for any increases in the value of the underlying security above the strike price of the call option. The prices of options can be highly volatile and the use of options can lower total returns.

•

Swap Agreements. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Swap agreements in which the Fund invests may be either bilateral agreements traded over the counter or exchange-traded agreements.  The Fund will bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.  Swap agreements may be considered to be illiquid and increase the Fund’s exposure to the credit risk of each counterparty.  The Fund’s ability to realize a profit from swap agreement transactions will depend upon the ability of the financial institution with which the Fund enters into the transaction to meet its obligations to the Fund. The Fund may not be able to close out its swap agreement position under certain circumstances at the same time, or at the same price, as it would if it had purchased comparable traded securities.

Rule 144A Securities Risk.  Rule 144A Securities are deemed restricted securities because they may not be sold to the general public and generally may only be resold to certain qualified institutional buyers or accredited investors pursuant to conditions set forth in the rule. If the Fund wishes to sell its Rule 144A Securities and there is not enough demand for the Rule 144A Securities, then the Fund may be subject to liquidity risk and  may not be able to sell the Rule 144A Securities at an advantageous time or at the price the Fund has valued the Rule 144A securities.

MANAGEMENT OF THE FUND

Investment Adviser.  Kimberlite Asset Management, LLC, 230 Park Avenue, 28th Floor New York, NY 10169, serves as the Fund’s investment adviser. The Adviser became a registered investment adviser with the Securities Exchange Commission in 2015. The Adviser serves as the Fund’s investment adviser pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust on behalf of the Fund. The Adviser manages the Fund’s investments in accordance with the stated investment objective and policies of the Fund, subject to the oversight and supervision of the Board. The Adviser also assists with: (a) non-advisory operations of the Fund, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information, (d) the preparation of reports to be filed with the SEC and other regulatory authorities, and (e) maintaining certain of the Fund’s records. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee based on an annualized rate of 0.95% of the average daily net asset value of the Fund. The Adviser has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” as indicated in the fee table. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Trustees. However, there can be no assurances that the

12

Adviser will continue to waive fees as currently agreed to or in general once the term of the Expense Limitation Agreement has expired.

A discussion regarding the basis of the Board’s approval of the Advisory Agreement is available in the Fund’s annual report to shareholders for the fiscal period ending December 31, 2015.  You may obtain a copy of the annual report, free of charge, upon request to the Fund.

As of the date of this Prospectus the Adviser has not received any investment advisory fee from the Fund.  Prior to December 31, 2015, Pulteney Street Capital Management, LLC (“Pulteney”) served as the Fund’s investment adviser.  For the period from January 1, 2015 to December 31, 2015, Pulteney waived its advisory fee in the amount of $186,459, and, as a result, the Fund did not pay an advisory fee to Pulteney during this period. The Adviser may not recover fees previously waived or reimbursed by Pulteney.

Portfolio Manager. Mr. Neilinger, as the Fund’s Portfolio Manager, is responsible for the day-to-day portfolio management of the Fund. Mr. Neilinger is the President of the Adviser and the President and Founder of Congressional Capital Management, LLC, a registered investment adviser focused on managing the assets of members of Congress.  Prior to founding Congressional Capital Management in 2012, Mr. Neilinger served as the Vice Chairman and Chief Investment Officer of Aladdin Capital, a $15 billion alternative fund manager, from 2008 to 2012.  The SAI provides additional information about the Portfolio Manager’s compensation, other accounts he manages and his ownership of securities in the Fund.

Board of Trustees.  The Fund is a series of the Kimberlite Investment Trust (the “Trust”), a diversified, open-end management investment company organized as a Delaware statutory trust on December 21, 2007.  Prior to February 2, 2016 the Trust was named the PSP Family of Funds and prior to May 15, 2014, the Trust was named the Congressional Effect Family of Funds. The Board of Trustees of the Trust supervises the operations of the Fund according to applicable state and federal law, and is responsible for the overall management of the Fund’s business affairs.

Custodian. UMB Bank, n.a. (the “Custodian”) serves as the custodian of the Fund’s securities.

Fund Administration. Mutual Shareholder Services, LLC (“MSS”) serves as the Fund’s administrator providing the Fund with administrative, accounting and compliance services.  In addition, MSS serves as the transfer agent and dividend-disbursing agent of the Fund.  As indicated below under the caption “Investing in the Fund,” MSS will handle your orders to purchase and redeem shares of the Fund, and will disburse dividends paid by the Fund.

Distribution of Shares.  Rafferty Capital Markets, LLC (the “Distributor”) serves as the Fund’s principal underwriter.  The Distributor may sell the Fund’s shares to or through qualified securities dealers or other approved entities. The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 (“Distribution Plan”) under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Distribution Plan provides that the Fund may compensate or reimburse the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund’s shares (this compensation is commonly referred to as “12b-1 fees”).  The services provided by the Distributor may include the review of sales and marketing literature and submission to the Financial Industry Regulatory Authority, Inc. (“FINRA”); FINRA record keeping; quarterly reports to the Fund’s Board, fulfillment and other distribution services.  Sales charges may be paid to broker-dealers, banks and any other financial intermediary eligible to receive such fees for sales of Fund shares and for services provided to shareholders.  The Distributor may also retain a portion of these fees as the Fund’s distributor.

Pursuant to the Distribution Plan, the Fund may annually pay the Distributor up to 0.25% of the average daily net assets of the Fund as a service fee.  Because 12b-1 fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Certain Expenses. In addition to the 12b-1 fees and the investment advisory fees, the Fund pays all expenses not assumed by the Adviser, including, without limitation, the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements,

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prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

SHAREHOLDER INFORMATION

Determining the Fund’s Net Asset Value.  The price at which you purchase or redeem shares is based on the next calculation of net asset value after a purchase or redemption order is received in proper form by the Transfer Agent on behalf of the Fund.  An order is considered to be in good form if it includes a complete application and payment in full of the purchase amount.  The net asset value per share is calculated separately by adding the value of the Fund’s securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund (including Fund expenses, which are accrued daily), and dividing the result by the number of outstanding shares.  The net asset value per share of the Fund is normally determined at the time regular trading closes on the NYSE, currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier.  The Fund does not calculate net asset value on business holidays when the NYSE is closed.  Currently, the NYSE is  closed  on weekends and in recognition of the following  holidays:  New Year’s Day,  Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day,  Independence Day, Labor Day, Thanksgiving and Christmas.

The valuation of portfolio securities is determined in accordance with procedures established by, and under the direction of, the Trustees.  In determining the value of the Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.  The Fund normally uses pricing services to obtain market quotations.

The Fund values the securities of other investment companies in which it invests at the net asset value of such investment company.  The prospectuses for these investment companies explain the circumstances under which such registered investment companies will use fair value pricing and the effects of using fair value pricing.

Securities and assets for which representative market quotations are not readily available or that cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation; or (iv) the security or warrant is a restricted security not registered under federal securities laws purchased through a private placement not eligible for resale.  The Fund may have portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, in which case the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Pursuant to policies adopted by the Trustees, the Adviser is responsible for notifying the Trustees (or the Trust’s Fair Value Committee (“Fair Value Committee”)) when it believes that fair value pricing is required for a particular security.  The Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s net asset value that fairly reflects portfolio security values as of the time of pricing.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedure, and may differ substantially from the price at which the portfolio security may ultimately be traded or sold.

PURCHASING SHARES

Minimum Initial Investment.  The Fund’s shares are sold and redeemed at net asset value.  Shares may be purchased by any account managed by the Adviser and any other institutional investor or any broker-dealer authorized to sell Shares in the Fund. The minimum initial investment in the Fund is $1,000.  The Fund may, at the Adviser’s sole discretion, accept accounts with less than the minimum investment.

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Opening a New Account.  To open an account with the Fund, take the following steps:

1.

On your application, indicate the type of account you wish to open and the amount of money you wish to invest as well as your name, date of birth, address, and Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”).  If you have applied for a SSN or TIN prior to opening your account but you have not received your number, please indicate this and include a copy of the form applying for the SSN or TIN.  Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met.

2.

Write a check or prepare a money order from a U.S. financial institution and payable in U.S. dollars.  For regular mail orders, mail your completed application along with your check or money order made payable to the “Kimberlite Floating Rate Financial Services Capital Fund” to:

Kimberlite Floating Rate Financial Services Capital Fund

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147-4031

If checks are returned due to insufficient funds or other reasons, the purchase order will not be accepted.  The Fund will charge the prospective investor a $20 fee for cancelled checks and may redeem shares of the Fund already owned by the prospective investor or another identically registered account for such fee.  The prospective investor will also be responsible for any losses or expenses incurred by the Fund or the Administrator in connection with any cancelled check.

Bank Wire Purchases.  Purchases may also be made through bank wire orders.  To establish a new account or add to an existing account by wire, please call 855-318-2804, before wiring funds, to receive wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number.

Subsequent Investments. You may add to your account by mail or wire at any time by purchasing shares of the Fund at the then current net asset value of the Fund.  The minimum subsequent investment for the Fund is $250.  Before adding funds by bank wire, please call the Fund at 855-318-2804 and follow the above directions for bank wire purchases.  Please note that in most circumstances, there will be a bank charge for wire purchases.  Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your confirmation statement.  Otherwise, please identify your account in a letter accompanying your purchase payment.  The Fund may, at the Adviser’s sole discretion, accept subsequent investments for less than the minimum subsequent investment.

Automatic Investment Plan.  Shareholders who have met the Fund’s minimum investment criteria may participate in the Fund’s automatic investment plan.  The automatic investment plan enables shareholders to make regular monthly investments in the Fund through automatic charges to shareholders’ checking account.  With shareholder authorization and bank approval, the Fund will automatically charge the shareholder’s checking account for the amount specified, which will automatically be invested in the shares of the Fund at the public offering price on a monthly basis.  The minimum automatic investment for the Fund is $100.  The shareholder may change the amount of the investment or discontinue the plan at any time by notifying the Fund in writing.

Important Information about Procedures for Opening a New Account.  Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act of 2001), the Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account.  Consequently, when an investor opens an account, the Fund will ask for, among other things, the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor.  The Fund may also ask to see the investor’s driver’s license or other identifying documents.  An investor’s account application will not be considered “complete” and, therefore, an account will not be opened and the investor’s money will not be invested until the Fund receives this required information.  The Fund will not be responsible for any losses incurred due to the Fund’s inability to verify the identity of any investor wishing to open an account.

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Other Information. In connection with all purchases of Fund shares, we observe the following policies and procedures:

•

We price direct purchases based on the next public offering price (net asset value) computed after your order is received. Direct purchase orders received by MSS as the Fund’s transfer agent by the close of the regular session of the NYSE (generally 4:00 p.m., Eastern time) are confirmed at that day’s public offering price. Purchase orders received by dealers prior to the close of the regular session of the NYSE on any business day and transmitted to MSS on that day are confirmed at the public offering price determined as of the close of the regular session of trading on the NYSE on that day.

•

We do not accept third party checks for any investments.

•

We may open accounts for less than the minimum investment or change minimum investment requirements at any time.

•

We may refuse to accept any purchase request for any reason or no reason.

•

We mail you confirmations of all your purchases or redemptions of Fund shares.

•

Certificates representing shares of the Fund are not issued.

REDEEMING SHARES

Regular Mail Redemptions.  Regular mail redemption requests should be addressed to:

Kimberlite Floating Rate Financial Services Capital Fund

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147-4031

Regular mail redemption requests should include the following:

(1)

Your letter of instruction specifying the Fund, account number and number of shares of the Fund (or the dollar amount) to be redeemed.  This request must be signed by all registered shareholders in the exact names in which they are registered;

(2)

Any required signature guarantees (see “Signature Guarantees” below); and

(3)

Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, pension or profit sharing plans, and other entities.

Your redemption proceeds normally will be sent to you within seven days after receipt of your redemption request.  However, the Fund may delay forwarding a redemption check for recently purchased shares of the Fund while it determines whether the purchase payment will be honored.  Such delay (which may take up to 10 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer.  In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions.  Unless you specifically decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by calling 855-318-2804. The Fund may rely upon redemption requests transmitted via facsimile (Fax# 440-526-4446).  Such a request must include the following:

(1)

Name of Fund

(2)

Shareholder name(s) and account number;

(3)

Number of shares of the Fund or dollar amount to be redeemed;

(4)

Instructions for transmittal of redemption funds to the shareholder; and

(5)

Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum).  The Fund in its discretion may choose to pass through to redeeming shareholders any charges

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imposed by the Fund’s custodian for wire redemptions.  If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares of the Fund in your account.  Your bank or brokerage firm may also impose a charge for processing the wire.  If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Fund.  Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine.  The Fund will not be liable for any losses due to fraudulent or unauthorized instructions nor for following telephone instructions provided that the Fund follows reasonable procedures to insure instructions are genuine.

Redemption Fee.  The Fund charges a 1.00% redemption fee that is applicable to all redemptions (sales or exchanges) made within sixty (60) days of your initial purchase of shares in the Fund.

The redemption fees are not fees to finance sales or sales promotion expenses, but are paid to the Fund to defray the costs of liquidating an investment and discourage short-term trading of Fund shares.  Redemption fees are deducted from redemption proceeds and retained by the Fund, not the Adviser.  No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions.  In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions and next of shares held by the shareholder for the longest period of time.

The redemption fee will not be charged on transactions involving the following:

•

Redemption of shares purchased through certain qualified plans pursuant to Sections 401, 403, and 457 of the Internal Revenue Code;

•

Redemption of shares purchased through wrap-fee programs or similar investment programs administered by the Fund;

•

Omnibus level accounts will be excluded where the fee will be assessed by the financial intermediary according to the requirements outlined herein and provided back to the Fund;

•

Redemptions due to required minimum distributions;

•

Redemptions due to death;

•

Redemption of shares accumulated through reinvestment of capital gains and dividends; and

•

Redemption of shares initiated by the Fund (i.e., liquidation or merger of a fund).

Minimum Account Size. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to liquidate a shareholder’s account if, as a result of redemptions or transfers (but not required IRA distributions), the account’s balance falls below the minimum initial investment required for your type of account (see “Minimum Initial Investment” above).  The Fund will notify you if your account falls below the required minimum.  If your account is not increased to the required level after a thirty (30) day cure period then the Fund may, at its discretion, liquidate the account.

Redemptions In-Kind.  The Fund does not intend, under normal circumstances, to redeem its shares by payment in-kind.  However, the Fund reserves the right to meet redemption requests by payment in-kind where it believes it is in the best interest of the Fund and the remaining shareholders.  In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s net asset value per share.  Shareholders receiving them would bear market risk until these securities are sold and would incur brokerage costs when these securities are sold.

Signature Guarantees.  To protect your account and the Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account.  Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account

17

application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000.  Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

ADDITIONAL INFORMATION ABOUT PURCHASES AND REDEMPTIONS

Purchases and Redemptions through Securities Firms.  You may purchase or redeem shares of the Fund through certain brokers and their designated intermediaries that have made arrangements with the Fund and are authorized to accept purchase and redemption orders on its behalf.  In addition, orders will be deemed to have been received by the Fund when such authorized broker, or broker-authorized designee, accepts the purchase order or receives the redemption order.  Orders will be priced at the next calculation of the Fund’s net asset value after the authorized broker or broker-authorized designee receives the orders.  Investors may also be charged a fee by a broker or agent if shares of the Fund are purchased through a broker or agent.  Investors should check with their broker to determine if it is subject to these arrangements with the Fund.

Other Matters.  Purchases and redemptions of shares of the Fund by the same shareholder on the same day will be netted for the Fund.  The Fund reserves the right to reject a purchase order that is not in good form and will normally return such purchase order within three days of receiving such purchase order.  All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.  The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists.  Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund’s shareholders.  Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement.  Also, if the Trustees determine that it would be detrimental to the best interest of the Fund’s remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities.  Shareholders receiving redemption proceeds in-kind will bear market risk until the securities received are sold and will incur transaction costs when they are sold.  See also “Additional Information About Purchases and Redemptions – Disruptive Trading and Market Timing”.

Telephone Purchases by Securities Firms.  Brokerage firms that are FINRA members may telephone the Distributor at 855-318-2804 and buy shares of the Fund for investors who have investments in the Fund through the brokerage firm’s account with the Fund.  By electing telephone purchase privileges, FINRA member firms, on behalf of themselves and their clients, agree that neither the Fund nor the Distributor shall be liable for following telephone instructions reasonably believed to be genuine.  To be sure telephone instructions are genuine, the Fund and its agents send written confirmations of transactions to the broker that initiated the telephone purchase.  As a result of these and other policies, the FINRA member firms may bear the risk of any loss in the event of such a transaction.  However, if the Distributor fails to follow these established procedures, it may be liable.  The Fund may modify or terminate these telephone privileges at any time.

Disruptive Trading and Market Timing.  The Fund is not intended for or suitable for market timers nor does the Fund intentionally accommodate market timers, and market timers are discouraged from becoming investors.  The ability of new shareholders to establish an account, or for existing shareholders to add to their accounts is subject to modification or limitation if the Fund determines, in its sole opinion, that the shareholder or potential shareholder has engaged in frequent purchases or redemptions that may be indicative of market timing or otherwise disruptive trading (“Disruptive Trading”), which can have harmful effects for other shareholders.  These risks and harmful effects include:

•

an adverse effect on portfolio management, as determined by the Adviser in its sole discretion, such as causing the Fund to maintain a higher level of cash than would otherwise be the case, or causing the Fund to liquidate investments prematurely; and

•

reducing returns to long-term shareholders through increased brokerage and administrative expenses.

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In an effort to protect shareholders from Disruptive Trading, the Board has approved certain market timing policies and procedures.  Under these market timing policies and procedures, the Fund may monitor trading activity by shareholders and take specific steps to prevent Disruptive Trading.  In general, the Fund considers frequent roundtrip transactions in a shareholder account to constitute Disruptive Trading.  A “roundtrip transaction” is one where a shareholder buys and then sells, or sells and then buys, shares of the Fund within 30 days.  While there is no specific limit on roundtrip transactions, the Fund reserves the right to (i) refuse any purchase order; and/or (ii) restrict or terminate purchase privileges for shareholders or former shareholders, particularly in cases where the Fund determines that the shareholder or potential shareholder has engaged in more than one roundtrip transaction in the Fund within any rolling 30-day period.

In determining the frequency of roundtrip transactions, the Fund does not include purchases pursuant to dollar cost averaging or other similar programs, and the Fund will not count systematic withdrawals and/or automatic purchases, mandatory retirement distributions, and transactions initiated by a plan sponsor.  The Fund will calculate roundtrip transactions at the shareholder level, and may contact a shareholder to request an explanation of any activity that the Fund suspects as Disruptive Trading.

Notwithstanding the foregoing, the Fund may also take action if a shareholder’s trading activity (evaluated based on roundtrip trading or otherwise) is deemed Disruptive Trading by the Fund, even if applicable shares of the Fund are held longer than 30 days.  In addition, the Fund may, without prior notice, take whatever action it deems appropriate to comply with or take advantage of any state or federal regulatory requirement.  The Fund also imposes a redemption fee on the redemption of shares of the Fund within sixty (60) days of purchase, which has the effect of discouraging Disruptive Trading in Fund shares.  Frequently, Fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The Fund’s ability to monitor trading practices by investors purchasing shares through omnibus accounts may be limited and dependent upon the cooperation of the financial intermediary in taking steps to limit this type of activity.

The Fund cannot guarantee that its policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

OTHER IMPORTANT INFORMATION

Distributions.  The Fund distributes its net investment income to its shareholders at least monthly and net realized long and short-term capital gains to its shareholders at least annually, usually in December.  Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional shares (or fractions thereof) of the Fund.

Federal Taxes.  The following information is meant as a general summary for U.S. taxpayers.  Additional information appears in the SAI.  Shareholders should rely on their own tax advisers for advice about the particular federal, state, and local tax consequences of investing in the Fund.

Shareholders may elect to take dividends from net investment income or capital gain distributions, if any, in cash or reinvest them in additional Fund shares.  Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions paid by the Fund, regardless of whether distributions are received in cash or are reinvested in additional Fund shares.  Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders should consult with their own tax advisers to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.  Shareholders should also note that distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

FINANCIAL HIGHLIGHTS

19

The financial highlights tables on the following pages are intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The information for the fiscal year ended December 31, 2015 has been audited by Richey May & Co, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in Annual Report of the Fund and is incorporated by reference into the SAI.  The information for the periods ended prior to December 31, 2015 was audited by another independent registered public accounting firm.  Further information about the performance of the Fund is contained in the Annual Report and Semi-annual Report of the Fund, copies of which may also be obtained at no charge by calling the Fund at 855-318-2804.

20

	For the	For the		For the		For the		For the		For the
	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2015	December 31, 2014		December 31, 2013		December 31, 2012		December 31, 2011		December 31, 2010

Net Asset Value, Beginning of Year	$ 10.08	$ 9.92		$ 9.42		$ 9.31		$ 10.08		$ 9.31

Investment Operations:
Net investment income (loss) (a)	(0.12)	(0.22)		(0.02)		(0.01)		0.22		(0.08)
Net realized and unrealized gain (loss) on investments and futures contracts	0.08	0.38		0.52		0.12		(0.74)		1.50
Total from Investment operations	(0.04)	0.16		0.50		0.11		(0.52)		1.42

Distributions:
From net realized capital gains	-	-		-		-		(0.26)		(0.65)
Total distributions	-	-		-		-		(0.26)		(0.65)

Paid in capital from redemption fees	-	-	(b)	-	(b)	-	(b)	0.01	(b)	-	(b)

Net Asset Value, End of Year	$ 10.04	$ 10.08		$ 9.92		$ 9.42		$ 9.31		$ 10.08

Total Return (c)	(0.40)%	1.61%		5.31%		1.18%		(5.07)%		15.20%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$ 1,100	$ 2,365		$ 2,547		$ 5,465		$ 7,636		$ 7,902

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	16.19%	10.74%		3.12%		2.83%		2.62%		3.38%
After fees waived and expenses absorbed	3.46%	3.15%		1.65%		1.51%		1.75%		1.75%

Ratio of net investment loss:
Before fees waived and expenses absorbed	(13.87)%	(9.75)%		(1.69)%		(1.36)%		(1.19)%		(2.44)%
After fees waived and expenses absorbed	(1.14)%	(2.16)%		(0.22)%		(0.03)%		(0.32)%		(0.81)%

Portfolio turnover rate	119%	115%		0%		59%		414%		820%

(a)

Per share amounts were calculated using the average shares method.

(b)

Redemption fees resulted in less than $0.01 per share.

(c)

Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

21

Privacy Notice

FACTS	WHAT DOES KIMBERLITE INVESTMENT TRUST (THE “TRUST”) DO WITH YOUR PERSONAL INFORMATION?
Ap
Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.  This information can include:

•

Social Security number

•

Assets

•

Retirement Assets

•

Transaction History

•

Checking Account Information

•

Purchase History

•

Account Balances

•

Account Transactions

•

Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share your personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Trust share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1- 855-318-2804
Page 2
Who we are
Who is providing this notice?	The Trust Kimberlite Asset Management, LLC Mutual Shareholder Services, LLC (Administrator) Rafferty Capital Markets, LLC (Distributor)
What we do
How does the Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Trust collect my personal information?

We collect your personal information, for example, when you

•

Open an account

•

Provide account information

•

Give us your contact information

•

Make deposits or withdrawals from your account

•

Make a wire transfer

•

Tell us where to send the money

•

Tell us who receives the money

•

Show your government-issued ID

•

Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

Sharing  for affiliates’ everyday business purposes – information about your creditworthiness

•

Affiliates from using your information to market to you

•

Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Each of the investment advisers serving a Fund of the Trust could be deemed to be an affiliate.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies • The Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Trust does not jointly market.

23

Kimberlite Floating Rate Financial Services Capital Fund

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Also, a SAI about the Fund has been filed with the Securities and Exchange Commission. The SAI (which is incorporated in its entirety by reference in this Prospectus) contains additional information about the Fund.

To request a free copy of the SAI, the Fund’s annual and semi-annual reports and other information about the Fund, or to make inquiries about the Fund, write the Fund c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH  44147-4031, call the Fund at 855-318-2804. The Fund does not currently have a website.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s public reference room in Washington, D.C.  Information about the operation of the public reference room may be obtained by calling the Commission at 1-202-551-8090.  Reports and other information about Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File Number:  811-22164

24

Kimberlite Floating Rate Financial Services Capital Fund

of the

Kimberlite Investment Trust

Ticker Symbol CEFFX

230 Park Avenue, 28th Floor

New York, NY 10169

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2016

The Kimberlite Floating Rate Financial Services Capital Fund (the “Fund”) is the sole series of the Kimberlite Investment Trust (the “Trust”), a diversified, open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) as required by the Investment Company Act of 1940, as amended (the “1940 Act”).

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Fund’s prospectus dated April 29, 2016, as the same may be amended from time to time, which incorporates this SAI by reference in its entirety (the “Prospectus”).  Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein.  Information from the Annual Reports and Semi-Annual Reports to shareholders and the Prospectus is incorporated by reference into this SAI.  Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

Copies of the Prospectus and/or the Annual Reports may be obtained, without charge, by calling the Fund at 855-318-2804 or writing to the Fund at the following address:

Kimberlite Floating Rate Financial Services Capital Fund

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147-4031

Copies of the Annual Report may be requested, without charge, by contacting the Fund at the toll free number above or by writing to Kimberlite Asset Management, LLC (the “Adviser”) at the address above.

KIMBERLITE FLOATING RATE FINANCIAL SERVICES CAPITAL FUND

TABLE OF CONTENTS

INVESTMENT RESTRICTIONS	13
TEMPORARY DEFENSIVE POSITIONS	15
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION	15
PORTFOLIO HOLDINGS DISCLOSURE	17
DESCRIPTION OF THE TRUST	18
BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS	19
MANAGEMENT AND ADMINISTRATION	23
CODE OF ETHICS	27
PROXY VOTING POLICIES	27
PURCHASES	28
REDEMPTIONS	28
ADDITIONAL SHAREHOLDER INFORMATION	29
NET ASSET VALUE	29
ADDITIONAL TAX INFORMATION	30
ADDITIONAL INFORMATION ON PERFORMANCE	33
FINANCIAL STATEMENTS	35
APPENDIX A – RATINGS OF CORPORATE DEBT OBLIGATIONS	36
APPENDIX B – PROXY VOTING POLICIES	40

INVESTMENT OBJECTIVES, POLICIES AND RISKS

The Kimberlite Investment Trust (the “Trust”) was organized on December 21, 2007, as a Delaware statutory trust.  The sole series of shares of the Trust is the Kimberlite Floating Rate Financial Services Capital Fund (the “Fund”), a diversified, open-end management investment company. Prior to February 2, 2016, the Trust was known as the PSP Family of Funds and the Fund was known as the PSP Multi-Manager Fund.  Prior to May 15, 2014, the Trust was known as the Congressional Effect Family of Funds and prior to August 25, 2014 the Fund was known as the Congressional Effect Fund.

The Prospectus describes the Fund’s investment objective and principal investment strategy, as well as the principal investment risks of the Fund.  The Prospectus also describes the services provided by the Adviser. The following descriptions and policies supplement these descriptions and also includes descriptions of certain types of investments that may be made by the Fund but are not principal investment strategies of the Fund.

Asset-Backed Securities.  The Fund may invest in asset-backed securities including, without limitation, collateralized mortgage obligations, collateralized loan obligations, collateralized debt obligations and other asset-backed securities, including those that may be developed in the future.  Typically asset-backed securities represent undivided fractional interests in a trust whose assets consist of a pool of loans and security interests in the collateral securing the loans.  Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders and are usually guaranteed up to a certain amount and time period by a letter of credit issued by a financial institution.  In some cases asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class.  Underlying loans are subject to risks of prepayment, which may reduce the overall return to certificate holders.  If the letter of credit is exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset backed securities.

Convertible Securities.    Generally, convertible securities are: bonds, debentures, notes, preferred stocks, warrants or other securities that convert or are exchangeable into shares of the underlying common stock at a stated exchange ratio. Usually, the conversion or exchange is solely at the option of the holder. However, some convertible securities may be convertible or exchangeable at the option of the issuer or are automatically converted or exchanged at a certain time, on the occurrence of certain events, or have a combination of these characteristics. Usually a convertible security provides a long-term call on the issuer's common stock and therefore tends to appreciate in value as the underlying common stock appreciates in value. A convertible security also may be subject to redemption by the issuer after a certain date and under certain circumstances (including a specified price) established on issue. If a convertible security held by the Fund is called for redemption, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it.

Convertible bonds, debentures and notes are varieties of debt securities, and as such are subject to many of the same risks, including interest rate sensitivity, changes in debt rating and credit risk. In addition, convertible securities are often viewed by the issuer as future common stock subordinated to other debt and carry a lower rating than the issuer's non-convertible debt obligations. Thus, convertible securities are subject to many of the same risks as high-yield securities.

Due to its conversion feature, the price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock. A convertible security will also normally provide a higher yield than the underlying common stock (but generally lower than comparable non-convertible securities). Due to their higher yield, convertible securities generally sell above their "conversion value," which is the current market value of the stock to be received on conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because the yield acts as a price support. When the underlying common stocks rise in value, the value of convertible securities also may be expected to increase, but generally will not increase to the same extent as the underlying common stocks.

Fixed income securities generally are considered to be interest rate sensitive. The market value of convertible securities will change in response to changes in interest rates. During periods of falling interest rates, the value of convertible bonds generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.

Contingent Convertible Securities.  The Fund may invest in contingent convertible securities (also known as “CoCos”).  Under certain circumstances, CoCos may be subject to an automatic write-down of the principal amount or value of the securities, sometimes to zero, thereby cancelling the securities.  If such an event occurred, the Fund may not have any rights to repayment of the principal amount of the securities that has not become due.  Additionally, the Fund may not be able to collect interest payments or dividends on such securities once the write-down has occurred.

The Fund may also invest in CoCos that have a mandatory conversion of the underlying securities into common shares of the issuer.  If the CoCos are converted and the issuer does not pay dividends to common shareholders, then the Fund may lose some or all of the income produced from the CoCos.  If the issuer of the Fund’s underlying investments in CoCos experiences deteriorating financial conditions, then the issuer is more likely to convert the Coco’s into common shares to reduce its payments, thereby causing the Fund to receive less income from the investment in issuer’s CoCos and reduce the Fund’s NAV.  It will be difficult to predict when an automatic write-down or conversion event will occur.  Therefore, CoCos may experience trading behaviors different from those of other types of debt and preferred securities.  CoCos are generally subordinate to the issuer’s other security classes in its capital structure.  Therefore, if the issuer were to become bankrupt and liquidate its assets, the issuer may not be able to pay the Fund the full value of the principal amount paid for the securities, if anything at all.

Currency Risk.  Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Derivative Instruments. The Fund may use a variety of derivative instruments (including both long and short positions) in an attempt to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio, to add leverage to the portfolio and/or to obtain market exposure with reduced transaction costs.

Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indices and other assets. The derivatives market is continually evolving and the Fund may invest in any type of derivative without limitation, including types of derivatives that have not yet been developed.

The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to utilize these instruments successfully may depend in part upon their ability to forecast interest rates and other economic factors correctly. The Fund may incorrectly predict such factors and take positions in derivative instruments contrary to prevailing market trends. Doing so could cause the Fund to suffer losses.

If the Fund incorrectly predicts interest rates, market values or other economic factors in utilizing a derivatives strategy, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of derivative strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. The Fund’s use of derivatives may increase or accelerate the amount of ordinary income recognized by shareholders.

Federal legislation has been recently enacted in the U.S. that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions.

Emerging Markets Risk. In addition to the risks generally associated with investing in securities of non-U.S. companies, countries considered to be emerging market countries also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues. As a result, investments in emerging markets, which include Africa, Asia, the Middle East and Central and South America, are subject to the risk of abrupt and severe price declines. The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. and other developed countries in terms of wealth and stability, and financial markets in developing countries are not as liquid as markets in developed countries. The economies in emerging market countries are less developed and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist measures. Certain countries may have legacies or periodic episodes of hyperinflation and currency devaluations or instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Significant risks of war and terrorism currently affect some emerging market countries.

Exchange Traded Products.  As noted in the Prospectus, the Fund may invest in exchange traded funds (“ETFs”), exchange traded notes (“ETNs”) and other exchange traded products (“ETPs”).

Exchange Traded Funds.  ETFs are typically open-end investment companies that are bought and sold on a national securities exchange.  The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  The Fund’s ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (“1940 Act”), which provides that the ETFs will not be obligated to redeem shares held by the Funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF generally reflects the risks of owning the underlying securities it holds.  Many ETFs seek to replicate a specific benchmark index.  However, an ETF may not fully replicate the performance of its benchmark index for many reasons, including because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held.  Inverse ETFs are subject to the risk that their performance will fall as the value of their benchmark indices rises.  Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities it holds.  In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.  The Fund also will incur brokerage costs when it purchases ETFs.

There is also a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund invests may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.

Exchange-Traded Notes.  ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs and gives exposure to underlying investments (typically market indices), which may themselves be equity or fixed income investments. However, this type of security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced investment. The Fund’s decision to sell its ETN holdings also may be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the Fund holds its investment in an ETN until maturity, the issuer will typically give the Fund a cash amount that would be equal to principal amount (subject to the day’s index factor). ETNs are also subject to counterparty credit risk (which includes the risk that the issuer may fail). The timing and character of income and gains derived from ETNs is under consideration by the U.S. Treasury and Internal Revenue Service and may also be affected by future legislation.

Financial Services Risk. The Fund concentrates its investments in companies operating in the financial services industry, which means the Fund is less diversified than a fund investing in a broader range of securities. As a result, the Fund's investments and performance are particularly sensitive to general market and economic conditions as well as other risks specific to the financial services industry. For example, increases in interest rates, price competition, and corporate and consumer debt defaults can have a negative effect on the profitability of financial services companies. In addition, the financial services industry, including banks, insurance companies and investment banking firms, have recently experienced significant losses in value and the possible recapitalization of such companies (excluding direct investments by the U.S. Government) may present greater risks of loss to shareholders and other security holders.

Companies in the financial services sector include: commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services. Due to the wide variety of companies in the financial services sector, they may react in different ways to changes in economic and market conditions.

Risks of investing in the financial services sector include the following. Systemic risk, which is the risk that factors outside the control of a particular financial institution – like the failure of another, significant financial institution or material disruptions to the credit markets – may adversely affect the ability of the financial institution to operate normally or may impair its financial condition.  Risks associated with changes in interest rates, including the risk that unstable and/or rising interest rates may have a disproportionate effect on companies in the financial services sector.  In addition, financial services companies whose securities the Fund purchases may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Financial services companies may also have exposure to investments or agreements which under certain circumstances may lead to losses, e.g., sub-prime loans. Financial services companies are also subject to extensive government regulation, which tends to limit product lines and operations, as well as the amount and types of loans and other financial commitments a financial services company can make, and the interest rates and fees it can charge. These limitations can have a significant impact on the profitability of a financial services company.

Additional risks associated with certain sectors of the financial services industry include the following:

•

Banking. Commercial banks (including "money center" regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries or classifications (such as real estate, energy, or sub-prime mortgages), and significant competition. The profitability of these businesses is to a significant degree dependent on the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

•

Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies also may be affected by weather, terrorism, long-term climate changes, and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, real estate or "junk" bond holdings) and failures of reinsurance carriers.

•

Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance companies also apply to other financial services companies. These companies are subject to extensive regulation, rapid business changes, and volatile performance dependent on the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

SEC regulations impose limits on investments in the securities of companies that derive more than 15% of their gross revenues from the securities or investment management business (a “Securities Company”).  The Fund is generally prohibited from (a) investing more than 5% of its total assets in a single Securities Company, (b) acquiring more than 5% of a class of equity securities of a Securities Company, and (c) acquiring more than 10% of the debt securities of a Securities Company.  SEC regulations also impose limits on investments in insurance companies. The Fund generally is prohibited from owning more than 10% of the outstanding voting securities of an insurance company.

The financial services industry continues to undergo change as existing distinctions between banking, insurance and brokerage businesses become blurred. In addition, the financial services industry continues to experience consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry and the Fund, but it is not possible to predict whether the effect will be beneficial or adverse. That depends not only upon how these changes affect the industry, but also how the particular securities in the Fund's portfolio are affected.

Fixed Income Securities.  The Fund may invest in fixed income investments that include corporate, municipal or other government debt securities or ETPs that invest in such securities.  Corporate and municipal debt obligations purchased by the Fund may be any credit quality, maturity or yield.  Accordingly, the Fund’s debt securities may include “investment grade” securities (those rated at least Baa by Moody’s or BBB by S&P or Fitch) or, if not rated, of equivalent quality in the Adviser’s opinion.  In addition, the Fund’s debt securities may include lower-rated debt securities including, without limitation, junk bonds.  Debt obligations rated Baa by Moody’s or BBB by S&P or Fitch may be considered speculative and are subject to risks of non-payment of interest and principal.  Debt obligations rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are generally considered speculative and subject to significant risks of non-payment of interest and principal.  Descriptions of the quality ratings of Moody’s, S&P or Fitch included as Appendix A to this SAI.  While the Adviser utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.

Other risks associated with fixed income securities, without limitation, are as follows:

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Credit Risk.  Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a transaction involving one or more securities held by the Fund will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations.  If the issuer, guarantor, or counterparty fails to pay interest, the Fund’s income may be reduced.  If the issuer, guarantor, or counterparty fails to repay principal, the value of that security may be reduced.  Credit risk is particularly significant for investments in “junk bonds” or lower than investment-grade securities.

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Interest Rate Risk.  The price of a bond or a fixed income security is dependent upon interest rates.  Therefore, the share price and total return of the Fund, when investing a significant portion of its assets in bonds or fixed income securities, may vary in response to changes in interest rates.  A rise in interest rates generally causes the value of a bond to decrease, and vice versa.  There is the possibility that the value of the Fund’s investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise.  The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes.  Changes in interest rates may have a significant effect if a Fund is then holding a significant portion of its assets in fixed income securities with long-term maturities.

In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes.  When interest rates rise, not only can the value of fixed income securities drop, but the yield can also drop, particularly where the yield is tied to changes in interest rates, such as adjustable mortgages.  In addition, when interest rates drop, the holdings of mortgage-backed securities by the Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than expected since the funds prepaid must be reinvested at the then lower prevailing rates.  This is known as prepayment risk.  When interest rates rise, the holdings of mortgage-backed securities by the Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated.  This is known as extension risk.

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Investment-Grade Securities Risk.  Debt securities are rated by national bond rating agencies.  Securities rated BBB by Standard & Poor’s (“S&P”) or Fitch Investors Service, Inc. (“Fitch”) or Baa by Moody’s Investors Services, Inc. (“Moody’s”) are considered “investment-grade” securities, but are somewhat riskier than more highly rated investment-grade obligations (those rated A or better by S&P or Fitch and Aa or better by Moody’s) because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.  Such investment-grade securities will be subject to higher credit risk and may be subject to greater fluctuations in value than higher-rated securities.

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Maturity Risk.  Maturity risk is another factor that can affect the value of a particular debt security.  In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates.  Conversely, the shorter the maturity, the lower the yield, but the greater the price stability.

Foreign (Non-U.S.) Securities.  As explained in the Prospectus, the Fund may invest in foreign (non-U.S.) securities.  Foreign securities include dollar-denominated foreign securities and securities purchased directly on foreign exchanges.  Investing in foreign securities involve risks not applicable to investments in U.S. securities (securities issued by domestic corporations).  These additional risks may include fluctuations in the currency rates or exchange control regulations.  Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.  Costs are incurred in connection with conversions between currencies. Markets for foreign securities may also be less liquid, more volatile and less subject to governmental supervision than in the United States. Other risks may include expropriation, lack of uniform accounting and auditing standards, potential difficulties in enforcing contractual obligations which could extend settlement periods. potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets.  In addition, foreign markets can and often do perform differently from U.S. markets.

These risks are increased for investments in emerging markets. Investing in emerging market countries (also known as developing countries) may expose the Fund to direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located.  Emerging market countries have, and may continue to, experience political uncertainty and instability, high inflation rates and interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

Foreign Currency.  The Fund may invest in foreign currency or in securities that track the performance of a foreign currency against another currency, whether the U.S. dollar or another foreign currency. The value of the Fund’s assets are measured in U.S. dollars and may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund’s net asset value (“NAV”) to fluctuate accordingly. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. The intervention of U.S. or foreign governments or central banks, or the failure to intervene, currency controls or political developments may also affect currency exchange rates, and, therefore, the value of the Fund. The Fund’s exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. As a result, the Fund’s exposure to foreign currencies may reduce the returns of the Fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult.

Forward Commitment & When-Issued Securities.  The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price.  In such purchase transactions, the Fund may not accrue interest on the purchased security until the actual settlement.  Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale.  When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale.  As a result, the exposure to the counterparty of the purchase or sale is increased.  Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate.  In such a case, the Fund could incur a short-term gain or loss.

Futures Contracts.  A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future.  Futures contracts are designated by boards of trade that have been designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”).  No purchase price is paid or received when the contract is entered into.  Instead, the Fund, upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.”  The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.  Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.  By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.  These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”  The Fund expects to earn interest income on its initial and variation margin deposits.

The Fund will incur brokerage fees when it purchases and sells futures contracts.  Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss.  While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Fund to do so.  A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

For futures contracts where the Fund is not contractually required to cash settle, the Fund will segregate liquid assets equal to the full notional value of the futures contracts while the positions are open. For futures contracts that the Fund is contractually required to cash settle, the Fund will set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the futures contract, if any, rather than their full notional value.

General Investment Risks.  All investments in securities and other financial instruments involve a risk of financial loss.  No assurance can be given that the Fund’s investment program will be successful.  Investors should carefully review the descriptions of the Fund’s investments and their risks described in the Prospectus and this SAI.

High-Yield Securities Risk.  Fixed income securities receiving below investment grade ratings (i.e., “junk bonds”) may have speculative characteristics, and, compared to higher-grade securities, may have a weakened capacity to make principal and interest payments in economic conditions or other circumstances.  High-yield, high risk, and lower-rated securities are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default, decreased liquidity, and fluctuations in value due to public perception of the issuer of such securities.  These bonds are almost always uncollateralized and subordinate to other debt that an issuer may have outstanding.  In addition, both individual high-yield securities and the entire high-yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, or, a higher profile default.

Hybrid Preferred Securities.  The Fund also intends to invest in hybrid preferred securities, which are considered debt securities, and have similar risks. Hybrid preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Hybrid preferred securities have a subordinated position in the capital structure of an issuer, have the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the hybrid preferred securities have not been made). These hybrid preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Like traditional preferred securities, the quality and value of hybrid preferred securities are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Illiquid Investments.  The Fund may invest up to 15% of the value of its net assets in securities that are illiquid securities, provided such investments are consistent with the Fund’s investment objective. Illiquid securities are securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, certain options traded in the over-the-counter (“OTC”) market and securities used to cover such options. Investment in illiquid securities subjects the Fund to the risk that it will not be able to sell such securities when it may be opportune to do so.

Inflation-Linked Fixed-Income Securities.  The Fund may invest in inflation-linked fixed-income securities, which are securities that have a principal value periodically adjusted based on the rate of inflation. If an inflation index declines, the principal value of the inflation-indexed bonds will typically also decline. As a result, the interest payable on these securities may also be reduced. Unlike with investments in Treasury Inflation-Protected Securities, there is no guarantee that the Fund, as a bondholder of inflation-linked fixed-income securities, will be repaid the original bond principal upon maturity (adjusted for inflation). The amount repaid at maturity to the Fund may have an adjusted principal value that is less than the original principal.

The Fund may also invest in inflation-linked fixed-income securities issued by non-U.S. companies in emerging markets. Such bonds may have lower yields than fixed-rate bonds. If real interest rates rise, the inflation-linked bonds generally declines in price as well. Additionally, in the event of deflation, in which prices decline over a period of time, the principal and income of the inflation-linked bonds would also likely decline, resulting in losses to the Fund.

The Fund’s investments in inflation-linked debt securities may also cause the Fund to accrue income for tax purposes despite the Fund not receiving cash from this investment, which may require the liquidation of assets (even if not advantageous to do so) to satisfy the Fund’s distribution obligations.

Lending of Portfolio Securities. In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities that the Adviser has determined are creditworthy under guidelines established by the Trustees. In determining whether the Fund will lend securities, the Adviser will consider all relevant facts and circumstances. The Fund may not lend securities to any company affiliated with the Adviser. Each loan of securities will be collateralized by cash, securities or letters of credit. The Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Adviser may invest the cash collateral to earn additional income for the Fund. Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund shall retain all voting rights with respect to the loaned securities, and the Fund will call securities subject to a securities loan to vote proxies in the event a material matter comes up for vote, pursuant to the Fund’s fiduciary obligations. The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. The fees and expenses of lending portfolio securities are not reflected in the Fee Table because the Fund does not expect to lend portfolio securities during the next 12 months. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

Leverage Risk.  Subject to certain limitations, the Fund may use leverage in connection with its investment activities and may effect short sales of securities.  These investment practices involve special risks.  Leverage is the practice of borrowing money to purchase securities.  If the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.  In addition, use of leverage can magnify the effects of changes in the value of a securities portfolio and thus make it more volatile.

Management Risk.  The skill of the Adviser will play a significant role in the Fund’s ability to achieve its investment objective.  The Fund’s ability to achieve its investment objectives also depends on the Adviser’s ability to correctly identify economic trends and select securities and other investments, particularly in volatile  markets.  The Adviser could be incorrect in its analysis of industries, companies’ projected dividends and growth rates and the relative attractiveness of value and growth stocks and other matters.

Market Risk.  The Fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant equity holdings. Equity holdings tend to be more volatile than other investment choices such as bonds and money market instruments.  The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.

Money Market Instruments.  The Fund may invest in money market instruments including U.S. government obligations or corporate debt obligations (including those subject to repurchase agreements), provided that they are eligible for purchase by the Fund.  Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”).  Banker’s Acceptances are time drafts drawn on and “accepted” by a bank.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When the Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due.  The Banker’s Acceptance carries the full faith and credit of such bank.  A Certificate of Deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank.  Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower.  Maturities of Commercial Paper generally range from 2 to 270 days and are usually sold on a discounted basis rather than as an interest-bearing instrument.  The Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s or S&P, or if not rated, of equivalent quality in the Adviser’s opinion.  Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest.  Master Notes are acquired by the Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof.  The Adviser will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

Options.  The Fund may purchase and write put and call options on securities.  The Fund may write a call or put option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means that would permit immediate satisfaction of the Fund’s obligation as writer of the option.   The purchase and writing of options involves certain risks.  During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.  If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.  There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position.

Other Investment Companies.  As noted in the Prospectus, the Fund may invest in other investment companies.  Under the 1940 Act, the Fund may not acquire shares of another investment company (ETFs or other investment companies) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock (“3% Limitation”).  Accordingly, the Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order.  To the extent an ETF obtains such exemptive relief from the SEC, which many do, the Fund may seek to qualify to invest in such ETFs in excess of the 3% Limitation.

To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent the Fund from allocating its investments in the manner that the Adviser considers optimal, or cause the Adviser to select a similar index or sector-based mutual fund or other investment company (“Other Investment Companies”), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate) (“Stock Baskets”) as an alternative.  The Fund may also invest in Other Investment Companies or Stock Baskets when the Adviser believes they represent more attractive opportunities than similar ETFs.  The Fund’s investments in Other Investment Companies will be subject to the same 3% Limitation described above.

The 1940 Act also limits the percentage of the Fund’s asset that can be represented by other investment company’s shares to 5% of the Fund’s assets for any one other investment company or 10% of the Fund’s assets for all other investment companies combined.

Under the 1940 Act, to the extent that the Fund relies upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, the Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities (ETFs, Other Investment Companies and other investment companies) and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities.  In the event that there is a vote of ETF, Other Investment Companies or other investment company shares held by the Fund, the Fund intends to vote such shares in the same proportion as the vote of all other holders of such securities.

If the Fund invests in shares of Other Investment Companies, shareholders will also indirectly bear fees and expenses charged by the underlying investment company in which the Fund invests in addition to the Fund’s direct fees and expenses.  Furthermore, investments in Other Investment Companies could affect the timing, amount and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by investors in the Fund.

Portfolio Turnover Risk.  The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Adviser feels either the securities no longer meet its investment criteria or the potential for capital appreciation has lessened, or for other reasons.  The Fund’s portfolio turnover rate may vary from year to year.  A high portfolio turnover rate (100% or more) would increase the Fund’s transaction costs (including brokerage commissions and dealer costs), and could adversely impact the Fund’s performance.  Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover.  The turnover rate will not be a limiting factor, however, if the Adviser considers portfolio changes appropriate.

Preferred Securities.  The equity portion of the Fund’s portfolio may be comprised of traditional preferred securities.  Prices of preferred securities in which the Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses.  The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which they operate, movements in interest rates and inflation, and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Risks particularly associated with preferred stocks also generally include limited voting rights. Preferred stockholders may not usually vote for corporate directors or on other matters. Additionally, preferred stockholders generally have a subordinated position in the issuer’s capital structure, which means that if an issuer were to dissolve and liquidate its assets, it may not have enough cash to pay the preferred stockholders, including the Fund, causing the Fund to experience losses.

In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for many or all preferred securities, which could also result in losses for the Fund.  Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring or omitting its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

Due to their similar attributes, the Adviser also considers senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid preferred securities to be part of the broader preferred securities market.

Repurchase Agreements.  The Fund may invest in repurchase agreements.  A repurchase agreement is a type of loan by the Fund that is a short term investment in which the purchaser acquires ownership of a U.S. government security and the seller agrees to repurchase the security at a future time at a set price, thereby determining the yield during the purchaser’s holding period.  In an effort to minimize the Fund’s risk, before entering into repurchase agreements, the Adviser will evaluate the financial status of the proposed counterparty by reviewing such proposed counterparty’s financial information (e.g. publicly available financial statements), and the Fund will generally only enter into repurchase agreements with counterparties that are established financial institutions.  Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value.  There is no limit on the number of repurchase agreements into which the Fund may enter.

Reverse Repurchase Agreements. The Fund may invest up to 1/3 of its net assets in reverse repurchase agreements, which are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase. In addition to taxable reverse repurchase agreements, the Fund also may invest in municipal reverse repurchase agreements.

Short Sales of Securities.  The Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security.  To complete a short sale transaction, the Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs.  The Fund then sells the borrowed security to a buyer in the market.  The Fund will then cover the short position by buying shares in the market either (i) at its discretion; or (ii) when called by the broker-dealer lender.  Until the security is replaced, the Fund is required to pay the broker-dealer lender any dividends or interest that accrue during the period of the loan.  In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short.

However, the Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.

When the Fund makes a short sale, the Fund will segregate liquid assets (such as cash, U.S. government securities, or equity securities) on the Fund’s books and/or in a segregated account at the Fund’s custodian in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest and/or transaction costs due to the broker-dealer lender and equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short; less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales).  In determining the amount to be segregated, any securities that have been sold short by the Fund will be marked to market daily.  To the extent the market price of the security sold short increases and more assets are required to meet the Fund’s short sale obligations, additional assets will be segregated to ensure adequate coverage of the Fund’s short position obligations, thus, reducing its overall managed assets available for trading purposes.

In addition, the Fund may make short sales “against the box” i.e., when the Fund sells a security short when the Fund has segregated securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding.  The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

Swaps. The Fund may invest in credit default swaps, total return swaps, interest rate swaps, equity swaps, currency swaps and other types of swaps. Such transactions are subject to market risk, liquidity risk, risk of default by the other party to the transaction, known as “counterparty risk,” regulatory risk and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. When buying protection under a credit default swap, the risk of market loss with respect to the swap generally is limited to the net amount of payments that the Fund is contractually obligated to make. However, when selling protection under a swap, the risk of loss is often the notional value of the underlying asset, which can result in a loss substantially greater than the amount invested in the swap itself. As a seller, the Fund would be incurring a form of leverage. The Fund will “cover” its swap positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time.

Swap agreements are primarily entered into by institutional investors and the value of such agreements may be extremely volatile. Certain swap agreements are traded OTC between two parties, while other more standardized swaps must be transacted through a Futures Commission Merchant and centrally cleared or exchange-traded. While central clearing and exchange-trading are intended to reduce counterparty credit and liquidity risk, they do not make a swap transaction risk-free. The current regulatory environment regarding swap agreements is subject to change.

The swap market has matured in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively more liquid; however there is no guarantee that the swap market will continue to provide liquidity and may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close derivative positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. In a total return swap, the Fund pays the counterparty a floating short-term interest rate and receive in exchange the total return of underlying loans or debt securities. The Fund bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap and, therefore, incurs a form of leverage. The Fund would typically have to post collateral to cover this potential obligation.

Trust Preferred Securities.  The Fund may invest in trust-preferred securities (“TruPS”). These securities, which are issued by entities such as special purpose bank subsidiaries, currently are permitted to treat the interest payments as a tax-deductible cost. TruPS, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, TruPS have provisions that afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities retain the right to defer interest payments for a period of up to five years, although interest continues to accrue cumulatively. The deferral of payments may not exceed the stated maturity date of the securities themselves. The non-payment of deferred interest at the end of the permissible period will be treated as an incidence of default. Some TruPS in which the Fund invests may have variable interest rates. When an instrument provides for periodic adjustments to its interest rate, fluctuations in principal value may be minimized. However, changes in the coupon rate can lag behind changes in market rates, which may adversely affect the Fund’s performance.

U.S. Government Securities.  The Fund may invest a portion of the portfolio in U.S. government securities, defined to be U.S. government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as Government National Mortgage Association (“GNMA”) as well as obligations of U.S. government authorities, agencies and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration (“FHA”), Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank (“FHLB”), Student Loan Marketing Association (“SLMA”), and The Tennessee Valley Authority.  U.S. government securities may be acquired subject to repurchase agreements.  While obligations of some U.S. government sponsored entities are supported by the full faith and credit of the U.S. government (e.g. GNMA), several are supported by the right of the issuer to borrow from the U.S. government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB).  No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law.  The guarantee of the U.S. government does not extend to the yield or value of the Fund’s shares.

INVESTMENT RESTRICTIONS

Fundamental Restrictions.  The Fund has adopted the following “fundamental restrictions,” which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund.  A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

As a matter of fundamental policy, the Fund may not:

(1)

Issue senior securities, except as permitted by Section 18(f)(1) of the 1940 Act;

(2)

Borrow money, except to the extent permitted under the 1940 Act (including, but not limited to, reverse repurchase agreements and borrowing to meet redemptions).  For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

(3)

Pledge, mortgage or hypothecate its assets, except, with up to one third of its assets, as necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

(4)

Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(5)

Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, corporate loans and repurchase agreements shall not be deemed to be the making of a loan;

(6)

Purchase or sell real estate or interests in real estate directly; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities);

(7)

Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices and may purchase interests in equity securities issued by companies (including, without limitation, investment companies) that hold or invest in commodities; or

(8)

With respect to 75% of its total assets, the Fund may not: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund’s total assets would be invested in that issuer’s securities.  This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.

(9)

Additionally, the Fund will limit the aggregate value of holdings of a single industry or group of industries (except U.S. Government and cash items, as defined in the Code) to a maximum of 25% of the Fund’s total assets, except that, under normal market conditions, the Fund will invest more than 25% of its net assets in the securities issued by companies operating in the financial services industry or group of financial services industries.

Non-Fundamental Restrictions.  The following investment limitations are not fundamental and may be changed without shareholder approval.  As a matter of non-fundamental policy, the Fund may not:

(1)

Purchase securities on margin; provided, however, that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, may make short sales to the extent permitted by the 1940 Act and may enter into options, forward contracts, futures contracts or indices options on futures contracts or indices;

(2)

Make investments for the purpose of exercising control or management over a portfolio company;

(3)

Invest in securities of other registered investment companies, except as permitted under the 1940 Act;

(4)

Invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in the common stock of companies which invest in or sponsor such programs;

(5)

Purchase warrants if as a result the Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants; or

(6)

The Fund may not invest more than 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued by the Fund.

The following descriptions of certain issues related to the above policies and restrictions may assist shareholders in understanding these policies and restrictions:

•

With respect to the “fundamental” and “non-fundamental” investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the percentage limitations on borrowing under the Fund’s second fundamental investment restriction and illiquid securities under the Fund’s sixth non-fundamental investment restriction apply at all times.  If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

•

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation and when consistent with the views set forth in SEC Release No. IC-10666.

•

The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

•

If the Fund invests in other investment companies that concentrate their investments in a particular industry, the Fund will consider such investment to be issued by a member of the industry in which the other investment company invests.

TEMPORARY DEFENSIVE POSITIONS

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. In such circumstances, the Fund may also hold up to 100% of its portfolio in cash and cash equivalent positions. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Subject to the general supervision of the Trustees, the Adviser is responsible for making decisions with respect to the purchases and sales of portfolio securities for the Fund.  The Adviser shall manage the Fund in accordance with the terms of the Investment Advisory Agreement by and between the Adviser and the Fund (the “Advisory Agreement”), which is described in detail under “Management and Administration – Investment Adviser.”  The Adviser may serve as investment adviser for a number of client accounts, including the Fund.    Investment decisions for the Fund will be made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Adviser, if any.

Brokerage Selection.  In selecting brokers to be used in portfolio transactions, the general guiding principal for the Adviser is to obtain the best overall execution for each trade, which is a combination of price and execution.  With respect to execution, the Adviser considers a number of judgmental factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, past experience with similar trades and other factors that may be unique to a particular order.  Recognizing the value of these judgmental factors, the Adviser may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.  The Adviser may not give consideration to sales of shares of the Fund as a factor in selecting brokers to execute portfolio transactions.  The Adviser may, however, place portfolio transactions with brokers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on the broker’s sales efforts.

For the fiscal year ended December 31, 2015, the Trust paid brokerage commissions of $13,591, of which $0 was paid to the Distributor, of which Sean McCooey, the President of the Fund’s then investment adviser, Pulteney Street Capital Management, LLC (“Pulteney”), and the then portfolio manager of the Fund, was a registered representative. For the fiscal year ended December 31, 2014, the Trust paid brokerage commissions of $7,219, of which $0 was paid to the Distributor.  For the fiscal year ended December 31, 2013, the Trust paid brokerage commissions of $38,842 of which $200 was paid to Matrix Capital Group, Inc. (“Matrix”), which served as the Fund’s underwriter through August 24, 2014, and of which Eric Singer, the President of the Congressional Effect Management, LLC (“CEM”), the then investment adviser to the Fund, and the then portfolio manager of the Fund, was a registered representative. For the fiscal year ended December 31, 2014, transactions in which the Fund used the Distributor as a broker involved 0% of the aggregate dollar amount of transactions involving the payment of commissions and 0% of the aggregated brokerage commissions paid by the Fund.  For the fiscal year ended December 31, 2013, transactions in which the Fund used Matrix as broker involved 0.29% of the aggregate dollar amount of transactions involving the payment of commissions and 0.51% of the aggregate brokerage commissions paid by the Fund.

 Under Section 28(e) of the Securities Exchange Act of 1934 and the Advisory Agreement, the Adviser is authorized to pay a brokerage commission in excess of what another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker.  The research received by the Adviser may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Adviser to determine and track investment results; and trading systems that allow the Adviser to interface electronically with brokerage firms, custodians and other providers.  Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases.  In some instances, research products or services received by the Adviser may also be used by the Adviser for functions that are not research related (i.e., not related to the making of investment decisions).  Where a research product or service has a mixed use, the Adviser will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make available to the Adviser for its analysis and consideration the views and information of individuals and research staffs of other securities firms.  These services may be useful to the Adviser in connection with advisory clients other than the Fund and not all such services may be useful to the Adviser in connection with the Fund.  Although such information may be a useful supplement to the Adviser’s own investment information in rendering services to the Fund, the value of such research and services is not expected to reduce materially the expenses of the Adviser in the performance of its services under its Advisory Agreement and will not reduce the management fees payable to the Adviser by the Fund.

The Fund may invest in securities traded in the OTC market.  Transactions in the OTC market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions.  The Fund, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and/or execution are available elsewhere.  When a transaction involves exchange listed securities, the Adviser considers the advisability of effecting the transaction with a broker which is not a member of the securities exchange on which the security to be purchased is listed or effecting the transaction in the institutional market.

Aggregated Trades.  While investment decisions for the Fund are made independently of the Adviser’s other client accounts, the Adviser’s other client accounts may invest in the same securities as the Fund.  To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.  When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner that the Adviser believes to be equitable to the Fund and such other investment company or account.  In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

Portfolio Turnover.  The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period.  The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less.  Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives. For the fiscal year ended December 31, 2015, the Fund’s portfolio turnover was 119%.  For the fiscal year ended December 31, 2014, the Fund’s portfolio turnover was 115%. For the fiscal year ended December 31, 2013, the Fund’s portfolio turnover was 0%.

PORTFOLIO HOLDINGS DISCLOSURE

The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Trust or other persons.  These policies include the following:

•

Public disclosure regarding the securities held by the Fund (“Portfolio Securities”) on a given day will not be made until the close of the next business day at least 24 hours after such day.

•

Public disclosure regarding the Fund’s Portfolio Securities is made quarterly through the Fund’s Form N-Q and Semi-Annual and Annual Reports (“Official Reports”).  Other than the Official Reports, shareholders and other persons generally may not be provided with information regarding Portfolio Securities held, purchased or sold by the Fund.

•

Information regarding Portfolio Securities, and other information regarding the investment activities of the Portfolios, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Trust or the Fund, but only if such disclosure has been publicly disclosed or approved in writing by the Chief Compliance Officer of the Trust (the “CCO”).  The CCO will not approve arrangements prior to public disclosure unless persons receiving the information provide assurances that the information will not be used for inappropriate trading in Fund shares.

•

The Trust’s policy relating to disclosure of the Trust’s holdings of Portfolio Securities does not prohibit: (i) disclosure of information to the Trust’s investment adviser or to other Trust service providers, including but not limited to the Trust’s administrator, distributor, custodian, legal counsel and auditors as identified in the Prospectus and this SAI, financial printers such as Filepoint EDGAR Services or to brokers and dealers through which the Trust purchases and sells Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by the Fund that is made on the same basis to all Fund shareholders.  This information is disclosed to third parties under conditions of confidentiality that include a duty not to trade on non-public information.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships), and (iv) understandings or expectations between the parties that the information will be kept confidential.  Notwithstanding the foregoing, the Fund is subject to the risk that one or more third parties subject to conditions of confidentiality, particularly those third parties not bound by confidentiality clauses in written agreements, will front run the Fund.

•

The CCO is required to approve any arrangements other than disclosure to service providers under which information relating to Portfolio Securities held by the Portfolios, or purchased or sold by the Fund is disclosed to a shareholder or other person before disclosure in the Official Reports.  In making such a determination, the CCO may consider, among other things, the information to be disclosed, the timing of the disclosure, the intended use of the information, whether the  arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund, and whether the arrangement will adversely affect the Trust, the Fund or its shareholders.  The CCO will not approve such arrangements unless persons receiving the information provide assurances that the information will not be used for inappropriate trading in Fund shares.

•

The CCO shall inform the Board of Trustees of any special portfolio holdings disclosure arrangements that are approved by the CCO, and the rationale supporting approval.

•

No person (including the Adviser and the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust)), for themselves or on behalf of the Fund, may receive any direct or indirect compensation or other consideration in exchange for the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

DESCRIPTION OF THE TRUST

The Trust, which is a statutory trust organized under Delaware law on December 21, 2007, is an open-end management investment company.  The Trust’s Declaration of Trust (“Trust Instrument”) authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series.  The Trust currently offers only one series of shares, the Fund.  The number of shares in the Trust shall be unlimited.  The Trustees may classify and reclassify the shares of the Fund into classes of shares at a future date.  When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable and shall have no preemptive or conversion rights.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series.  Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder.  If there are any assets, income, earnings, proceeds, funds or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held.  Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees.  Rights of shareholders cannot be modified by less than a majority vote.

The Trustees will hold office indefinitely, except that:  (1) any Trustee may resign or retire and (2) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust.  In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act.

The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.  It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

The Trust will not hold an annual shareholders’ meeting unless required by law.  There will normally be no annual meeting of shareholders in any year in which the election of Trustees by shareholders is not required by the 1940 Act.  As set forth in the Trust’s Amended and Restated By-Laws, shareholders of the Trust have the right, under certain conditions, to call a special meeting of shareholders, including a meeting to consider removing a Trustee.

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS

The Trustees are responsible for the management and supervision of the Fund.  The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee activities of the Fund.  This section of the SAI provides information about the persons who serve as Trustees and Officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

Trustees and Officers.  Following are the Trustees and Officers of the Trust, their year of birth and address, their present position with the Trust or the Fund, and their principal occupation during the past five years.  Those Trustees who are “interested persons” (as defined in the 1940 Act), by virtue of their affiliation with either the Trust or the Adviser are indicated in the table.

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships During Past 5 Years
Independent Trustees
Frank Codey 230 Park Avenue, 28th Floor New York, NY 10169 Year of Birth: 1964	Trustee	Since 2015

President of The Colt Group, LLC (a financial services consulting firm) (2013 - Present); President of Financial Intellect (financial industry data and research provider) (2013 – Present); President and Chief Operating Officer of Equinox Group Distributors (2011- 2013); Director of Operations at Braver Stern Securities (2010 – 2011).

One
Alan M. Bluestine 230 Park Avenue, 28th Floor New York, NY 10169 Year of Birth: 1964	Trustee	Since 2015	Chief Operating Officer of RockView Management, LLC (investment advisory firm) (2007 – Present).	One
Interested Trustee*
Neal Neilinger 230 Park Avenue, 28th Floor New York, NY 10169 Year of Birth: 1964	Trustee, President and Treasurer	Since 2015

President of Kimberlite Asset Management, LLC (2015 – present); President and Chief Compliance Officer of Congressional Capital Management, LLC (2012 – present); Chief Investment Officer and Vice Chairman of Aladdin Capital (2008-2012)

One
Officers
Vito Marangelli 1560 73rd Street Brooklyn, NY 11228 Year of Birth: 1966	Chief Compliance Officer	Since 2016

Vice President and Compliance Officer of  Kimberlite Asset Management, LLC (2014 – Present); Senior Compliance Officer of JP Morgan Chase & Co. (2014); Managing Partner of  MP Compliance Associates, LLC (2013 – 2014); Principal Examiner of Financial Industry Regulatory Authority (2005 – 2013)

				n/a	n/a
John Kelly 230 Park Avenue, 28th Floor New York, NY 10169 Year of Birth: 1991	Secretary	Since 2015	Analyst, Kimberlite Group (since June 2015). Previously, Mr. Kelly was a student at Johns Hopkins University, where he graduated in 2015 with a BA in Economics.	n/a	n/a

* The Interested Trustee is an Interested Trustee because he is an officer and employee of the Adviser.

Board Structure.  The Trust’s Board of Trustees includes two independent Trustees and one interested Trustee, Neal Neilinger, who is Chairman of the Board of Trustees.  The Board has not appointed an independent Trustee to serve as lead independent Trustee because, among other things, the Board’s current and historical small size and the fact that there is a single fund of the Trust permit Trust management to communicate with each independent Trustee as and when needed, and permit each independent Trustee to be involved in each committee of the Board (each a “Committee”) as well as each Board function.  The Board may consider appointing an independent Chairman or a lead independent Trustee in the future, particularly if the Board’s size or the Trust’s complexity materially increases.

With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and its Fund. During these meetings, the Board receives reports from the Fund’s administrator, transfer agent and distributor, and Trust management, including the Trust’s President, Neal Neilinger, and the Trust’s Chief Compliance Officer, Vito Marangelli, on regular quarterly items and, where appropriate and as needed, on specific issues.  As part of its oversight function, the Board also may hold special meetings or communicate directly with the Trust’s officers to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee, Nominating Committee and a Proxy Voting Committee (discussed in more detail below). Each Committee is comprised entirely of independent Trustees.

Qualification of Trustees.  The Board has considered each Trustee’s experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board.  In this regard, the Board has considered the following specific experience, qualifications, attributes and/or skills for each Trustee:

•

Mr. Neilinger has over twenty five years of experience in the financial industry, having held senior positions at Lehman Brothers, Deutsche Bank, Dresdner Bank and Aladdin Capital.

•

Mr. Codey has more than twenty five years of experience as a senior product and strategy executive in the financial services industry, including positions at Bear Stearns, J.P. Morgan, Braver Stern Securities, Equity Fund Management, Equinox Group Distributors and the Colt Group.

•

Mr. Bluestine has over twenty years of experience in the financial services industry.  Mr. Bluestine is current Chief Operating Officer of RockView Management, LLC.  Previously, Mr. Bluestine served as Chief Operating Officer at Zpoint Advisors LP and as Chief Financial Officer and Managing director at Sands, Brothers & Co., Ltd.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust.  References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Trustee Standing Committees.  The Trustees have established the following standing committees:

Audit Committee:  All of the Independent Trustees are members of the Audit Committee.  The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of all the Trustees.  The Audit Committee also serves as the Trust’s qualified legal compliance committee.  The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary.  The Audit Committee met once during the fiscal year ended December 31, 2015.

Nominating Committee:  All of the Independent Trustees are members of the Nominating Committee.  The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meeting of the shareholders of the Trust.  The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.  The Nominating Committee met once during the fiscal year ended December 31, 2015.

Proxy Voting Committee:  All of the Independent Trustees are members of the Proxy Voting Committee.  The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Board or the Adviser, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Adviser, principal underwriter or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand.  The Proxy Voting Committee will also review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable.  The Proxy Voting Committee meets only as necessary and did not meet during the fiscal year ended December 31, 2015.

Beneficial Equity Ownership Information.  The table below shows for each of the Trust’s trustees as of December 31, 2015, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund complex, as of a valuation date of December 31, 2015 and stated as one of the following ranges:  A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee*	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Family of Investment Companies
Edward J. Breslin	A	A
Paul S. Buckley	A	A
Sean McCooey	E	E
Alfred E. Smith, IV	A	A

* Figures are for the year ended December 31, 2015, and for the persons who served as the members of the Board of Trustees at such time.  Each trustee listed in the table served as a trustee to the one fund of the Trust.

Compensation.  Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust.  Each Trustee who is not an “interested person” receives a fee of $2,000 each year plus $250 per Fund per meeting attended in person and $100 per Fund per meeting attended by telephone.  The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.  The table below shows the compensation received from the Fund during the year for each of the Trust’s trustees as of December 31, 2015.

Name of Trustee*	Aggregate Compensation From the Fund*	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees*
Independent Trustees
Edward J. Breslin	None	None	None	None
Paul S. Buckley	None	None	None	None
Alfred E. Smith, IV	None	None	None	None
Interested Trustees
Sean McCooey	None	None	None	None

*    Figures are for the year ended December 31, 2015, and for the persons who served as the members of the Board of Trustees at such time.  Each trustee listed in the table served as a trustee to the one fund of the Trust.

Control Persons and Principal Holders of Voting Securities.  As of April 20, 2016, the Trustees and Officers of the Trust owned beneficially (i.e., had direct or indirect voting and/or investment power) less than 1% of the shares of the Fund.

As of April 20, 2016, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund.  Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of April 20, 2016.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
NFS LLC FBO Sally L Davis-Rhodes 200 Liberty Street New York, NY 10281	3,307.78 Shares	6.54%
Rosemarie Azzone 9701 Shore Rd Apt 6H Brooklyn, NY 11209-7640	4081.72 Shares	8.07%
Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	5,914.24 Shares	11.69%
Charles Schwab 101 Montgomery Street San Francisco, CA 94104	5,942.82 Shares	11.75%
John Bryan PO Box 1929 Lake Oswego, OR 97035	8,481.93 Shares	16.77%
William R. Barretti & Kathleen J. Barretti 106 Union Ave New Providence, NJ 07974	2,568.82 Shares	5.08%

MANAGEMENT AND ADMINISTRATION

Investment Adviser.  Kimberlite Asset Management, LLC, a Delaware limited liability company, currently serves as investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust.  The Adviser is controlled by its two owners, Neal Neilinger and Kimberlite Advisors, LLC.  Mr. Neilinger is the President of the Adviser and the President and Chief Compliance Officer of Congressional Capital Management LLC. Mr. Neilinger has over twenty five (25) years of experience in the industry and has held senior positions at Lehman Brothers, Deutsche Bank and Dresdner Bank. Most recently, Mr. Neilinger was the Chief Investment Officer and Vice Chairman of Aladdin Capital from 2008-2012.  Kimberlite Advisors, LLC is a registered broker-dealer providing advisory and capital raising services to global financial institutions, institutional investors, financial sponsors and family offices.

The Adviser will receive a monthly management fee equal to an annual rate of 0.95% of the Fund’s net assets. In addition, the Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest on borrowings and interest and dividends on securities sold short, taxes, brokerage fees and commissions, 12b-1 fees, Acquired Fund Fees and Expenses, and extraordinary expenses) to not more than 1.50% of the average daily net assets of the Fund through April 30, 2017. As a result, the Fund’s “Total Annual Fund Operating Expenses” (exclusive of interest on borrowings and interest and dividends on securities sold short, taxes, brokerage fees and commissions, 12b-1 fees, Acquired Fund Fees and Expenses, and extraordinary expenses) will be limited to 1.50%, as indicated in the Prospectus. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees of the Fund. Any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within the three fiscal years following the year in which such waiver occurred, if the Fund is able to make the payment without exceeding the expense limitation.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties; or from its reckless disregard of its duties and obligations under the Advisory Agreement.

For the fiscal year ended December 31, 2015, the Fund’s then investment adviser, Pulteney, did not receive any management fee after waiving $33,048 of its fee and reimbursing the Fund in the amount of $153,411.  For the fiscal year ended December 31, 2014, Pulteney did not receive any management fee after waiving $35,318 of its fee and reimbursing the Fund in the amount of $140,764.  Prior to March 20, 2014, CEM served as the Fund’s investment adviser.  For the fiscal year ended December 31, 2013, CEM did not receive any management fee after waiving $98,834 of its fee and reimbursing the Fund in the amount of $46,054.

In addition to the management fee described above, the Adviser may also receive certain benefits from its management of the Fund in the form of brokerage or research services received from brokers under arrangements under Section 28(e) of the 1934 Act and the terms of the Advisory Agreement.  For a description of these potential benefits, see the description under “Portfolio Transactions And Brokerage Allocation – Brokerage Selection.”

Portfolio Manager.  Neal Neilinger is the Fund’s portfolio manager and is responsible for the day to day management of the Fund.  Mr. Neilinger receives a base salary from the Adviser.  Mr. Neilinger is also a controlling owner of the Adviser, and is entitled to profits related to his ownership.  Since profits are expected to increase as assets increase, he is expected to receive increased profits as an owner of the Adviser as assets of the Fund increase. The Portfolio Managers may also be eligible to participate in the Adviser’s retirement plan.

Ownership of Fund Shares by Portfolio Manager.  The table below shows the amount of Fund equity securities beneficially owned by the portfolio manager as of April 21, 2016, stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities
in the Fund
Neal Neilinger	A

Other Accounts Managed by the Portfolio Manager.  As of April 21, 2016, other than the Fund, Mr. Neilinger is not responsible for the day-to-day management of any other accounts.

Conflicts of Interests.  The portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with its management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts include other investment funds and separate accounts managed by the portfolio manager (collectively, the “Other Accounts”).  Set forth below is a description of material conflicts of interest that may arise in connection with any portfolio manager who manages multiple funds and/or other accounts:

•

The management of multiple funds and/or other accounts may result in a portfolio manager devoting varying periods of time and attention to the management of each fund and/or other account. As a result, a portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund.

•

If a portfolio manager identifies an investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts.

•

At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds or other accounts for which he or she exercises investment responsibility, or may decide that certain of the funds or other accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or other accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other funds or accounts.

•

With respect to securities transactions for the funds, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser or its affiliates may place separate, non-simultaneous, transactions for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account.

•

The appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance based management fee or other differing fee structure, that relates to the management of one fund or other account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

In addition, the Portfolio Manager may have conflicts of interest in allocating management time, resources, and investment opportunities among the Fund and other accounts advised by the Portfolio Manager. Differences between accounts may lead to additional conflicts — accounts may differ in terms of fee structure (fixed versus performance-based), size (and, hence, absolute fee), restrictions or investment strategy.

The Adviser has policies and procedures in place to mitigate potential conflicts of interest.

Administrator.  Mutual Shareholder Services, LLC (“MSS”), with principal offices at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, provides accounting, administrative, transfer agency, dividend disbursing agency, and shareholder servicing agency services for the Trust pursuant to an Accounting Services Agreement and a Transfer Agency Agreement (collectively, the “Services Agreements”). Under the Services Agreements, MSS is responsible for a wide variety of functions, including but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Fund’s portfolio securities; (d) pricing the Fund’s shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Fund’s legal compliance; (j) maintaining shareholder account records.

Under the Services Agreements, the Trust pays MSS at the following rate:

If average value of Fund is
between the following		Yearly Fee
-	25,000,000	22,200
25,000,000	50,000,000	31,700
50,000,000	75,000,000	37,450
75,000,000	100,000,000	43,200
100,000,000	125,000,000	48,950
125,000,000	150,000,000	54,700
150,000,000	200,000,000	60,450
200,000,000	300,000,000	$60,450 plus .01% on assets greater than $200,000,000
300,000,000 and above		$70,450 plus .005% on assets greater than $300,000,000

The Trust also pays an $11.50 annual fee per shareholder for shareholder servicing under the Services Agreements, in addition to blue sky fees and out of pocket expenses. For the fiscal year ended December 31, 2015, the Trust paid fees to MSS under the Services Agreement in the aggregate amount of $21,373.  For the fiscal year ended December 31, 2014, the Trust paid fees to MSS under the Services Agreement in the aggregate amount of $25,610.

Prior to August 25, 2014, Matrix 360 Administration, LLC (“Matrix 360”) provided administrative and transfer agency services to the Fund. For the fiscal year ended December 31, 2013, the Trust paid fees to Matrix 360 under the prior services agreement in the aggregate amount of $70,396.

Distributor.  Rafferty Capital Markets, LLC, the Distributor, with principal business offices at 1010 Franklin Avenue, Garden City, NY 11530, acts as the principal underwriter and distributor of the Fund’s shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement (the “Distribution Agreement”) approved by the Trustees.  The Distributor is a broker-dealer registered with the SEC and a member in good standing of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and maintains, at its own expense, its qualification as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.  Shares of the Fund are sold on a continuous basis. The distribution agreement between the Fund and the Distributor requires the Distributor to use all reasonable efforts in connection with the distribution of the Fund’s shares. However, the Distributor has no obligation to sell any specific number of shares and will only sell shares for orders it receives.  Under the Distribution Agreement, the Distributor may be reimbursed from the Fund’s Plan (defined below), to the extent permitted under Rule 12b-1 under the 1940 Act, for out-of-pocket expenses related to its services under the Distribution Agreement.  The Distribution Agreement may be terminated by either party upon 60-days’ prior written notice to the other party. For the fiscal year ended December 31, 2015, the Trust paid aggregate fees to the Distributor under the Distribution Agreement of $1,850.  For the fiscal year ended December 31, 2014, the Trust paid aggregate fees to the Distributor under the Distribution Agreement of $2,000.  Prior to August 25, 2012, Matrix served as the distributor of the Fund. For the fiscal year ended December 31, 2013, the Trust did not pay any fees to Matrix under the distribution agreement with Matrix.

The Fund has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 of the 1940 Act (see “Management of the Fund – Distribution of Shares” in the Prospectus and “Purchases, Redemptions and Special Shareholder Services – Additional Information” below).  As required by Rule 12b-1, the Plan (together with the Distribution Agreement) was approved by the Trustees and separately by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan and the Distribution Agreement.  The Plan provides that the Trust’s Treasurer shall provide to the Trustees, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes of such expenditures. The continuation of the Plan must be considered by the Trustees annually.

Potential benefits of the Plan to the Fund include improved shareholder services and savings to the Fund in certain operating expenses. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale.

Under the Plan, the Fund may use 12b-1 fees to compensate broker-dealers (including, without limitation, the Distributor) for sales of the Fund’s Shares, or for other expenses associated with distribution.  The Fund may expend up to 0.25% of the Fund’s average daily net assets annually to pay for any activity primarily intended to result in the sale of Fund shares and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made.

The Trustees will take into account the expenditures for purposes of reviewing operations under the Plan and in connection with their annual consideration of renewal of the Plan.  The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of Fund prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective shareholders with respect to shares of the Fund; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to shares of the Fund; (c) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about the Fund, including the performance of the Fund; (d) training sales personnel regarding the shares of the Fund; and (e) financing any activity that the Distributor determines is primarily intended to result in the sale of Fund shares.  Under the Plan, the Distributor is compensated regardless of its out-of-pocket expenditures.  The Fund does not participate in any joint distribution activities with other investment companies nor is the Fund aware of any interested person of the Fund or any director who is not an interested person of the Fund having any direct or indirect financial interest in the Plan or related agreements.

Payments under the Fund’s Plan for the fiscal year ended December 31, 2015 totaled $3,673.  Payments under the Fund’s Plan for the fiscal year ended December 31, 2014 totaled $5,119. Payments under the Fund’s Plan for the fiscal year ended December 31, 2013 totaled $11,971 for the Investor Shares and $94 for the Service Shares (a share class no longer offered by the Fund). These payments were spent primarily on compensation to broker-dealers for the sale of the applicable class of the Fund’s Shares and on reimbursement to the Adviser for marketing expenses.

Custodian.  UMB Bank, n.a., 928 Grand Blvd., 5th Floor, Kansas City, Missouri 64106, serves as custodian for the Fund’s assets.  The Custodian acts as the depository for the Fund, safe-keeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request and maintains records in connection with its duties as Custodian.  For its services as Custodian, the Custodian is entitled to receive an annual fee based on the average net assets of the Fund held by the Custodian plus additional out of pocket and transaction expenses incurred by the Fund. Prior to August 25, 2014, the Fund’s custodian was Fifth Third Bank.

Independent Registered Public Accounting Firm.  The Trustees have selected the firm of Richey May & Co., 9605 S. Kingston Ct., Suite 200, Englewood, Colorado 80112, to serve as independent registered public accountants for the Fund and to audit the annual financial statements of the Fund, prepare the Fund’s federal, state and excise tax returns, and consult with the Fund on matters of accounting and federal and state income taxation.

Independent registered public accountants will audit the financial statements of the Fund at least once each year.  Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account.  A copy of the most recent Annual Report will accompany the SAI whenever a shareholder or a prospective investor requests it.

Legal Counsel.  Kilpatrick Townsend & Stockton LLP, 1100 Peachtree Street, Suite 2800, Atlanta, Georgia 30309, serves as legal counsel to the Trust and the Fund.

CODE OF ETHICS

The Trust, the Adviser and the Fund’s principal underwriter have each adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser and the principal underwriter from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code).  The codes of ethics permits employees and officers of the Trust, the Adviser and the principal underwriter to invest in securities, subject to certain restrictions and pre-approval requirements.  In addition, the codes of ethics of the Trust, the Adviser, and the principal underwriter require that access persons of such entities report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics.

PROXY VOTING POLICIES

The Trust has adopted a proxy voting and disclosure policy that delegates to the Adviser the authority to vote proxies for the Fund, subject to oversight of the Trustees.   Copies of the Trust’s Proxy Voting and Disclosure Policy and the Adviser’s Proxy Voting Policy and Procedures are included as Appendix B to this SAI.

Each year the Fund is required to file Form N-PX stating how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, within 60 days after the end of such period.  Information regarding how the Fund voted proxies as set forth in its most recent filing of Form N-PX will be available (1) without charge, upon request, by calling the Fund at 855-318-2804; and (2) on the SEC’s website at http://www.sec.gov.

PURCHASES

Reference is made to “Purchasing Shares” in the Prospectus for more information concerning how to purchase shares.  Specifically, potential investors should refer to the Prospectus for information regarding purchasing shares by mail or bank wire, and for information regarding telephone orders.  The Prospectus also describes the Fund’s automatic investment plan and certain rights reserved by the Fund with respect to orders for Fund shares.  The following information supplements the information regarding share purchases in the Prospectus:

Pricing of Orders.  Shares of the Fund will be offered and sold on a continuous basis.  The purchase price of shares of the Fund is based on the net asset value next determined after the order is received, subject to the order being accepted by the Fund in good form.  Net asset value is normally determined at 4:00 p.m. Eastern time, as described under “Net Asset Value” below.

Regular Accounts.  The regular account allows for voluntary investments to be made at any time.  Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions and withdrawals to or from their account as often as they wish.  When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as a subsequent investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date.

Purchases In-Kind.  The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund.  The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Adviser may deem appropriate.  If accepted, the securities will be valued using the same criteria and methods as described in “Investing in the Fund - Determining the Fund’s Net Asset Value” in the Prospectus.

Share Certificates.  The Fund does not issue stock certificates.  Evidence of ownership of shares is provided through entry in the Fund’s share registry.  Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

REDEMPTIONS

Reference is made to “Redeeming Shares” in the Prospectus for more information concerning how to redeem shares.  Specifically, investors wishing to redeem shares in the Fund should refer to the Prospectus for information regarding redeeming shares by mail, telephone/fax or bank wire.  The Prospectus also describes a redemption fee that applies to certain redemptions of shares of the Fund.  The Prospectus also describes the Fund’s policy regarding accounts that fall below the Fund’s required minimums, redemptions in-kind, signature guarantees and other information about the Fund’s redemption policies.  The following information supplements the information regarding share redemptions in the Prospectus.

Suspension of Redemption Privileges and Postponement of Payment.  The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed for other than customary weekend and holiday closings, or that trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the SEC may permit.  The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.  Any redemption may be more or less than the shareholder’s cost depending on the market value of the securities held by the Fund.  No charge is made by the Fund for redemptions other than the possible reimbursement of fees charged to the Fund by the Custodian for wiring redemption proceeds, and the assessment of a Redemption Fee on certain redemptions of Fund shares occurring within sixty (60) days following the issuance of such shares.  For information on the Redemption Fee that applies to certain purchases Fund shares, see “Redeeming Shares – Redemption Fee” in the Prospectus.

Involuntary Redemptions.  In addition to the situations described in the Prospectus under “Redeeming Shares,” the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

ADDITIONAL SHAREHOLDER INFORMATION

Following is additional information regarding certain services and features related to purchases, redemptions and distribution of Fund shares.  Investors who have questions about any of this information should call the Fund at 855-318-2804.

Transfer of Registration.   To transfer shares to another owner, send a written request to the Fund c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH  44147-4031.

Your request should include the following:  (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading “Redeeming Shares - Signature Guarantees”); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Fund.

Mailing Shareholder Communications.  Accounts having the same mailing address may consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

Dealers.  The Distributor, at its expense, may provide additional compensation in addition to dealer discounts and brokerage commissions to dealers in connection with sales of shares of the Fund.  Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events, to the extent permitted under applicable law and the rules and regulations of FINRA.  None of the aforementioned compensation is paid directly by the Fund or its shareholders although the Distributor may use a portion of the payment it receives under the Distribution Plan to pay these expenses.

Additional Information About Redemptions. Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $1,000.00. Prior to such a redemption, shareholders will be given 60 days’ written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares.  No Redemption Fee will be imposed with respect to such involuntary redemptions.

The Fund does not intend, under normal circumstances, to redeem its securities by payment in-kind.  It is possible, however, that conditions may arise in the future that would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash.  In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share.  Shareholders receiving them would bear market risk until the securities are sold and would incur brokerage costs when these securities are sold.

NET ASSET VALUE

The net asset value of the Fund normally is determined at the time regular trading closes on the NYSE (currently 4:00 p.m., New York time, Monday through Friday), except on business holidays when the NYSE is closed.  The NYSE recognizes the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day.  Any other holiday recognized by the NYSE will be considered a business holiday on which the net asset value of the Fund will not be calculated.

The net asset value per share is calculated by adding the value of the Fund’s securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares.  “Assets belonging to” the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income; realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments; any funds or payments derived from any reinvestment of such proceeds; and a portion of any general assets of the Trust not belonging to a particular investment fund.  Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust’s series at the time of allocation or in accordance with other allocation methods approved by the Trustees.  Subject to the provisions of the Trust Instrument, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund are conclusive.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.  Values are determined according to accepted accounting practices and all laws and regulations that apply.  Using methods approved by the Trustees, the assets of the Fund are valued as follows:

•

Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.

•

Securities that are listed on an exchange and that are not traded on the valuation date are valued at the bid price.

•

Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

•

Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.

•

Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees.  Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

•

Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair value of such securities.

The Adviser is responsible for notifying the Trustees or the Trust’s Fair Value Committee when it believes that fair value pricing is required for a particular security.  A description of these procedures and instructions is included in the Prospectus and is incorporated herein by reference.  As explained in the Prospectus, because the Fund’s fair valuing of Restricted Securities is a determination of the amount which the owner might reasonably expect to receive for them upon their current sale, the Fund is subject to the risk that the Fund’s fair valued prices are not accurate, and that the fair value price is not reflective of the value the Fund will receive upon a sale of the security.

ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders.  The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action.  Investors are advised to consult their tax advisors with specific reference to their own tax situations.

The Fund, and any other series of the Trust, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, and intends to qualify or remain qualified as a regulated investment company.  In order to so qualify, the Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year.  At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, other income derived with respect to the Fund’s business of investing in such stock, securities or currencies; net income derived from an investment in a qualified publicly traded partnership.  For these purposes, a qualified publicly traded partnership is generally a publicly traded partnership other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a regulated investment company.  Any income derived by the Fund from a partnership (other than a qualified publicly traded partnership) or trust is treated as derived with respect to the Fund’s business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year.  In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the fund nor more than 10% of the outstanding voting securities of such issuer.  In addition, not more than 25% of the value of the fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; the securities (other than the securities of other regulated investment companies) of two or more issuers that the taxpayer controls and which are determined to be engaged in the same, similar  or related trades or businesses; or the securities of one or more qualified publicly traded partnerships.  The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Certain qualifying corporate dividends are taxable at long-term capital gains tax rates to individuals.  For tax years beginning after December 31, 2002, the long-term capital gains rate for individual taxpayers is currently at a rate of 15% for individuals who are subject to the 25% (or greater) tax bracket on their ordinary income and whose taxable income is less than $400,000 ($450,000 for married filing jointly) and at 20% for most individuals whose taxable income is more than $400,000.  Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders.  If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates.  Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether they received in cash or reinvested in additional shares.  All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares.  To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

To the extent that a distribution from the Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution.  However, if the Fund declares a dividend in October, November or December, but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared.  Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Each series of the Trust, including the Fund, will designate (1) any dividend of qualified dividend income as qualified dividend income; (2) any tax-exempt dividend as an exempt-interest dividend; (3) any distribution of long-term capital gains as a capital gain dividend; and (4) any dividend eligible for the corporate dividends received deduction as such in a written notice mailed to shareholders within 60 days after the close of the series’ taxable year.  Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares and any loss on the sale or exchange of those shares will be disallowed to the extent of the exempt-interest dividends received with respect to the shares.

For tax years beginning after December 31, 2012, certain individuals, estates and trusts must pay a 3.8% Medicare surtax on “net investment income” including, among other things, dividends and proceeds of sale in respect of securities like the shares, subject to certain exceptions.  Prospective investors should consult with their own tax advisors regarding the effect, if any, of this surtax on their ownership and disposition of the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses).  The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders after December 31, 2002, to the extent of the Fund’s current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations, provided in each case that certain holding period and other requirements are met.

In general, a shareholder who sells or redeems shares will realize capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for the Fund’s shares.  An exchange of shares may be treated as a sale and any gain may be subject to tax.

The Fund will be required, in certain cases, to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28%) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are “exempt recipients.”

Depending upon the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.  In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a

United States permanent establishment maintained by such non-U.S. shareholder).  The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.  Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes. Non-U.S. shareholders  should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.

Under sections 1471 through 1474 to the Code, also known as the “Foreign Account Tax Compliance Act of 2009” or “FATCA,” foreign financial institutions (which include hedge funds, private equity funds, mutual funds, securitization vehicles and any other investment vehicles regardless of their size) and other foreign entities must comply with new information reporting rules with respect to their U.S. account holders and investors or confront a new withholding tax on U.S. source payments made to them.  A foreign financial institution or other foreign entity that does not comply with the FATCA reporting requirements will be subject to a new 30% withholding tax with respect to any “withholdable payments” made after December 31, 2012, other than such payments that are made on “obligations” that were outstanding on March 18, 2012.  For this purpose, withholdable payments are U.S. source payments otherwise subject to nonresident withholding tax and also include the entire gross proceeds from the sale of any equity or debt instruments of U.S. issuers.  The new FATCA withholding tax will apply regardless of whether the payment would otherwise be exempt from U.S. nonresident withholding tax (e.g., under the portfolio interest exemption or as capital gain).  Treasury is authorized to provide rules for implementing the FATCA withholding regime with the existing nonresident withholding tax rules.  The FATCA provisions also impose new information reporting requirements and increase related penalties for U.S. persons.

FATCA withholding will not apply to withholdable payments made directly to foreign governments, international organizations, foreign central banks or issue and individuals.  Treasury is authorized to provide additional exceptions to the application of the FATCA provisions.  Prospective investors should consult with their own tax advisors regarding these new provisions.

Mutual funds are required to report to the IRS and furnish to fund shareholders the cost basis information for fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the present law requirement to report the gross proceeds from the sale of Fund shares, the Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from available IRS accepted cost basis methods, the Fund will use a default cost basis method. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The current law requirement to report only the gross proceeds from the sale of Fund shares will continue to apply to all fund shares acquired through December 31, 2011, and sold on and after that date.

The Fund will send shareholders information each year on the tax status of dividends and distributions.  A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation.  Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder’s cost and thus, in effect, result in a return of a part of the shareholder’s investment.

ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of the Fund may be quoted in advertisements, sales literature, shareholder reports, or other communications to shareholders.  The “average annual total return” of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial investment in that Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges, other than charges and deductions that may be imposed under the Fund’s contracts.  Performance figures will be given for the recent one, five or ten year periods or for the life of the Fund if it has not been in existence for any such periods.  When considering “average annual total return” figures for periods longer than one year, it is important to note that the Fund’s annual total return for any given year might have been greater or less than its average for the entire period.  “Cumulative total return” represents the total change in value of an investment in the Fund for a specified period (again reflecting changes in Fund share prices and assuming reinvestment of Fund distributions).

The following is a brief description of how performance is calculated. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one year, five years and ten years or since inception (as applicable). These are the average annual total rates of return that would equate the initial amount invested to the ending redeemable value.

The average annual total return (before taxes) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ERV

Where    P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = Ending Redeemable Value of a hypothetical initial payment of $1,000

The average annual total return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVD

Where    P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions)

n = number of years

ATVD = Ending Redeemable Value of a hypothetical initial payment of $1,000, after taxes on fund distributions but not after taxes on redemption

The average annual total return (after taxes on distributions and sale of the Fund’s shares) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVDR

Where  P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and redemptions)

n = number of years

ATVDR = Ending Redeemable Value of a hypothetical initial payment of $1,000, after taxes on the Fund’s distributions and redemption

The calculation of average annual total return and aggregate total return assume an initial $1,000 investment and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. These performance quotations should not be considered as representative of the Fund’s future performance.

The Fund’s performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance.  The Fund may also measure its performance against the S&P 500 Index and the S&P U.S. Floating Rate Preferred Stock Index or other market indices.  The Fund has included the S&P U.S. Floating Rate Preferred Stock Index to reflect a more appropriate comparison to the Fund’s new investment strategy, which invests primarily in securities with floating interest rates, including, but not limited to preferred securities, as described in the Prospectus and this SAI. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals.  The Fund may also occasionally cite statistics to reflect its volatility and risk.  The Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies.  The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment.  Performance comparisons may be useful to investors who wish to compare the Fund’s past performance to that of other mutual funds and investment products.  Past performance is not a guarantee of future results.

Advertisements that compare the Fund’s performance to similar funds or portfolios using certain indices, reporting services, and financial publications may include the following:

•

Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return.  Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

•

Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values.  Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types according to their risk-adjusted returns.  The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Prospectus to obtain a more complete view of the Fund’s performance before investing.  Of course, when comparing the Fund’s performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons.  When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and to compute offering price.  Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods.  The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications charts and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation.  The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor’s Rating Service and Moody’s Investors Service, Inc.).  The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators.  The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

FINANCIAL STATEMENTS

The Fund’s audited Financial Statements and Financial Highlights, including notes thereto, and the report of the Fund’s Independent Registered Public Accounting Firm, Richey May & Co, for the fiscal year ended December 31, 2015 are incorporated herein by reference.  They are contained in the Fund’s Annual Report to Shareholders, which is available upon request.

APPENDIX A – RATINGS OF CORPORATE DEBT OBLIGATIONS

The Fund may acquire from time to time debt securities as described in the Prospectus and this SAI. The Fund is not restricted with respect to yield, maturity, or credit quality of any debt securities, so that the Fund may purchase debt securities that are of high quality “investment grade” (“Investment-Grade Debt Securities”) or of lower quality with significant risk characteristics (e.g., “junk bonds”). The various ratings used by nationally recognized statistical rating organizations (each an “NRSRO”) are described below.

A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of Investment-Grade Debt Securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR’S® RATINGS SERVICES. The following summarizes the highest four ratings used by Standard & Poor’s Ratings Services (“S&P”), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Adviser:

AAA –An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated AA differs from AAA obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Bonds rated BB, B, CCC, CC and C are not considered by the Adviser to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations may likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) designation to show relative standing within the major rating categories.

Short-term obligations rated A-1 by S&P indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus (+) designation. This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+)

designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY’S INVESTORS SERVICE, INC. Moody’s Investors Service, Inc. (“Moody’s”) long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default. The highest four ratings are deemed to be Investment-Grade Securities by the Adviser:

Aaa – Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations which are rated Ba, B, Caa, Ca or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Adviser. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Obligation Ratings – There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings – In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS.  The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):

Long-Term Ratings

AAA – Highest credit quality.  AAA ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. AA ratings denote expectation of low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. A ratings denote expectation of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. BBB ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Adviser to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible default risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC and C are regarded as a high credit risk. A rating CCC indicates a substantial credit risk, while a rating CC indicates a high level of risk, and a rating C signals exceptionally high levels of credit risk. “ RD” ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond or other material financial obligations but which has not entered into bankruptcy filings or other formal winding-up procedure and which has not otherwise ceased operating. “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings or other formal wind-up procedure, or which has otherwise ceased business.

Short-Term Ratings

F1 – Highest credit quality. The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

F2 – Good credit quality. The rating F2 indicates a good intrinsic capacity for timely payment of financial commitments.

F3 – Fair credit quality. The rating F3 indicates the intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative. The rating B indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C and D by Fitch are considered by the Adviser to be below investment-grade securities. Short-term securities rated C have a high default risk and securities rated D indicate a broad-based default event for an entity or the default of a short-term obligation.

 (+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings AAA category or to the categories below B. The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

While the foregoing descriptions of the ratings systems used by the Adviser distinguishes between “Investment-Grade Debt Securities” and more speculative debt securities, as stated above the Fund is not limited with respect to the yield, maturity or credit quality of the debt securities in which they invest. Accordingly, each Fund’s portfolio may be invested in Investment-Grade Debt Securities or debt securities that are not Investment-Grade Debt Securities in any proportion.

APPENDIX B – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)

the Trust’s Proxy Voting and Disclosure Policy and

(2)

the Adviser’s Proxy Voting and Disclosure Policy, including a detailed description of the Adviser’s specific proxy voting guidelines.

(1)

PROXY VOTING AND DISCLOSURE POLICY FOR THE KIMBERLITE INVESTMENT TRUST

I.

Introduction

Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Act of 1934, and the Investment Company Act of 1940 (“Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that the Trust and the Fund disclose the policies and procedures used to determine how to vote proxies for portfolio securities.  The IC Amendments also require the Fund to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (“Policy”) is designed to ensure that the Fund complies with the requirements of the IC Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping.  The overall goal is to ensure that the Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.

Specific Proxy Voting Policies and Procedures

A.

General

The Trust’s Board of Trustees (“Board”) believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  The Trust and the Fund are committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

B.

Delegation to Fund’s Adviser

The Board believes that the Adviser, as the Fund’s investment adviser, is in the best position to make individual voting decisions for the Fund consistent with this Policy.  Therefore, subject to the oversight of the Board, the Adviser is hereby delegated the following duties:

(1)

to make the proxy voting decisions for the Fund; and

(2)

to assist the Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, shall approve the Adviser’s Proxy Voting and Disclosure Policy (“Adviser’s Voting Policy”) as it relates to the Fund.  The Board shall also approve any material changes to the Adviser’s Voting Policy no later than four (4) months after adoption by Adviser.

C.

Conflicts

In cases where a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders.  For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Adviser’s Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust’s Proxy Voting Committee (as defined below).

III.

Fund Disclosure

A.

Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

The Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders in its Statement of Additional Information (“SAI”) on Form N-1A.  The Fund will notify shareholders in the SAI and the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov.  The Fund will send this description of the Fund’s Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.

Disclosure of the Fund’s Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act, the Fund shall disclose to its shareholders on Form N-PX the Fund’s complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

The Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

(i)

The name of the issuer of the portfolio security;

(ii)

The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

(iii)

The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);

(iv)

The shareholder meeting date;

(v)

A brief identification of the matter voted on;

(vi)

Whether the matter was proposed by the issuer or by a security holder;

(vii)

Whether the Fund cast its vote on the matter;

(viii)

How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(ix)

Whether the Fund cast its vote for or against management.

The Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable.  If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

The Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website.  If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.

Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)

A copy of this Policy;

(ii)

Proxy Statements received regarding the Fund’s securities;

(iii)

Records of votes cast on behalf of the Fund; and

(iv)

A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Adviser’s records.

The Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.

Proxy Voting Committee

A.

General

The Proxy Voting Committee of the Trust shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide.  The purpose of the Proxy Voting Committee shall be to determine how the Fund should cast its vote, if called upon by the Board or the Adviser, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the

Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser or principal underwriter, on the other hand.

B.

Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee.  The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine.  The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee.  The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary.  The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records.  The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.

Other

This Policy may be amended, from time to time; provided, however, that material changes are approved by the Board as provided under Section II(B) above.

(2)

PROXY VOTING AND DISCLOSURE POLICY FOR THE ADVISER

PROXY VOTING POLICIES

A.

Introduction

Rule 204-2 of the Advisers Act requires that investment advisers adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Pulteney Street Capital Management, LLC (the “Adviser”) has actually voted proxies.  The Adviser’s general policies and procedures for voting proxies are set forth below.

B.

Specific Proxy Voting Policies and Procedures

Generally, the Adviser engages investment sub-advisers to whom proxy voting authority is delegated.  However, the following details the Adviser’s philosophy and practice regarding the voting of proxies in the limited circumstances where the Adviser has proxy voting authority.

1.

General

The Adviser believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients.  As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

2.

Procedures

To implement the Adviser’s proxy voting policies, the Adviser has developed the following procedures for voting proxies.

a.

Upon receipt of a corporate proxy by the Adviser, the special or annual report and the proxy are submitted to the Adviser’s proxy voting manager (the “Proxy Manager”).  The Proxy Manager will then vote the proxy in accordance with this policy.  For any proxy proposal not clearly addressed by this policy, the Proxy Manager will consult with the Adviser’s Vice President before voting the proxy.

b.

The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries.  The reviewer shall take into consideration what vote is in the best interests of clients and the provisions of the Adviser’s Voting Guidelines in Section C below.  The Proxy Manager will then vote the proxies.

c.

The Proxy Manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section V below).  With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in the Adviser’s files.

3.

Absence of Proxy Manager

In the event that the Proxy Manager is unavailable to vote a proxy, then an officer of the Adviser shall perform the Proxy Manager’s duties with respect to such proxy in accordance with the policies and procedures detailed above.

C.

Voting Guidelines

While the Adviser’s policy is to review each proxy proposal on its individual merits, the Adviser has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies.  These guidelines are set forth below:

1.

Corporate Governance

a.

Election of Directors and Similar Matters

In an uncontested election, the Adviser will generally vote in favor of management’s proposed directors.  In a contested election, the Adviser will evaluate proposed directors on a case-by-case basis.  With respect to proposals regarding the structure of a company’s Board of Directors, the Adviser will review any contested proposal on its merits.

Notwithstanding the foregoing, the Adviser expects to support proposals to:

•

Limit directors’ liability and broaden directors’ indemnification rights;

And expects to generally vote against proposals to:

•

Adopt or continue the use of a classified Board structure; and

•

Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).

b.

Audit Committee Approvals

The Adviser generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances.  The Adviser will generally vote to ratify management’s recommendation and selection of auditors.

c.

Shareholder Rights

The Adviser may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis.  Notwithstanding the foregoing, the Adviser expects to generally support proposals to:

•

Adopt confidential voting and independent tabulation of voting results; and

•

Require shareholder approval of poison pills;

And expects to generally vote against proposals to:

•

Adopt super-majority voting requirements; and

•

Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

2.

Anti-Takeover Measures, Corporate Restructurings and Similar Matters

The Adviser may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company.  These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

Notwithstanding the foregoing, the Adviser expects to generally support proposals to:

•

Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);

•

Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Proxy Manager deems them sufficiently limited in scope; and

•

Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

•

Adopt classified boards of directors;

•

Reincorporate a company where the primary purpose appears to the Proxy Manager to be the creation of takeover defenses; and

•

Require a company to consider the non-financial effects of mergers or acquisitions.

3.

Capital Structure Proposals

The Adviser will seek to evaluate capital structure proposals on their own merits on a case-by-case basis.

Notwithstanding the foregoing, the Adviser expects to generally support proposals to:

•

Eliminate preemptive rights.

4.

Compensation

a.

General

The Adviser generally supports proposals that encourage the disclosure of a company’s compensation policies.  In addition, the Adviser generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance.  the Adviser may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

Notwithstanding the foregoing, the Adviser expects to generally support proposals to:

•

Require shareholders approval of golden parachutes; and

•

Adopt golden parachutes that do not exceed 1 to 3 times the base compensation of the applicable executives.

And expects to generally vote against proposals to:

•

Adopt measures that appear to the Proxy Manager to arbitrarily limit executive or employee benefits.

5.

Stock Option Plans and Share Issuances

The Adviser evaluates proposed stock option plans and share issuances on a case-by-case basis.  In reviewing proposals regarding stock option plans and issuances, the Adviser may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. We believe that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders. We believe that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. Therefore, we generally will vote against stock option plans. However, we will review these proposals on a case-by-case basis to determine that shareholders' interests are being represented. We certainly are in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.

Notwithstanding the foregoing, the Adviser expects to generally vote against proposals to:

•

Establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.

 6.

Corporate Responsibility and Social Issues

The Adviser generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management.  These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.

The Adviser will generally vote against proposals involving corporate responsibility and social issues, although the Adviser may vote for corporate responsibility and social issue proposals that the Adviser believes will have substantial positive economic or other effects on a company or the company’s stock.

C.

Conflicts

In cases where the Adviser is aware of a conflict between the interests of a client(s) and the interests of the Adviser or an affiliated person of the Adviser (e.g., a portfolio holding is a client or an affiliate of a client of the Adviser), the Adviser will take the following steps:

 (a)

vote matters that are specifically covered by this Proxy Voting Policy (e.g., matters where the Adviser’s vote is strictly in accordance with this Policy and not in its discretion) in accordance with this Policy; and

(b)

for other matters, contact the client for instructions with respect to how to vote the proxy.

D.

The Adviser’s Disclosure of How to Obtain Voting Information

Rule 206(4)-6 requires the Adviser to disclose in response to any client request how the client can obtain information from the Adviser on how its securities were voted.  The Adviser will disclose in Part 2 of its Form ADV that clients can obtain information on how their securities were voted by making a written request to the Adviser.  Upon receiving a written request from a client, the Adviser will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 also requires the Adviser to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures.  The Adviser will provide such a description in Part 2 of its Form ADV.  Upon receiving a written request from a client, the Adviser will provide a copy of this policy within a reasonable amount of time.

If approved by the client, this policy and any requested records may be provided electronically.

E.

Recordkeeping

The Adviser shall keep the following records for a period of at least five years, the first two in an easily accessible place:

a)

A copy of this Policy;

b)

Proxy Statements received regarding client securities;

c)

Records of votes cast on behalf of clients;

d)

Any documents prepared by the Adviser that were material to making a decision how to vote, or that memorialized the basis for the decision; and

e)

Records of client requests for proxy voting information.

The Adviser may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a third party such as a proxy voting service, provided that the Adviser has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

47

PART C

FORM N-1A

OTHER INFORMATION

ITEM 28.

Exhibits

(a)(1)

Agreement and Declaration of Trust (“Trust Instrument”).6

(a)(2)

Certificate of Amendment to Certificate of Trust.8

(b)

By-Laws. 1

(c)

Articles III, V, and VI of the Trust Instrument, Exhibit 23(a) hereto, defines the rights of holders of the securities being registered.  (Certificates for shares are not issued.) 1

(d)

 Investment Advisory Agreement between the Registrant and Kimberlite Asset Management, LLC (the “Adviser”) for the Fund.8

(e)

Distribution Agreement between the Registrant and Rafferty Capital Markets, LLC (the “Distributor”) for the PSP Multi-Manager Fund. 7

(f)

Not Applicable.

(g)

Custodian Agreement between the Fund and UMB Bank, n.a. 7

(h)(1)

Accounting Services Agreement between the Registrant and Mutual Shareholder Services, LLC (“MSS”), as Administrator. 8

(h)(2)

Amended and Restated Expense Limitation Agreement between the Registrant and the Adviser.

(h)(3)

Transfer Agent Agreement between the Registrant and MSS. 7

(i)

Opinion and Consent of Kilpatrick Stockton LLP regarding the legality of securities registered with respect to the Congressional Effect Fund. 3

(j)

Consent of Independent Auditor.

(k)

Not Applicable.

(l)

Initial Subscription Agreement. 2

(m)

Distribution Plan under Rule 12b-1 for the Fund. 5

(n)

Rule 18f-3 Plan. 4

(o)

Reserved.

(p)(1)

Code of Ethics for the Registrant. 2

(p)(2)

Codes of Ethics for the Adviser.8

(q)

Copy of Powers of Attorney.8

1

Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed January 9, 2008 (File No. 333-148558).

2

Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed May 13, 2008 (File No. 333-148558).

3 Incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed May 20, 2008 (File No. 333-148558).

4 Incorporated herein by reference to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A filed July 9, 2010 (File No. 333-148558).

5 Incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A filed April 30, 2012 (File No. 333-148558).

6 Incorporated herein by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A filed April 29, 2014 (File No. 333-148558).

7 Incorporated herein by reference to Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-1A filed August 22, 2014 (File No. 333-148558).

8 Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A filed February 4, 2016 (File No. 333-148558).

ITEM 29.

Persons Controlled by or Under Common Control with the Registrant

No person is controlled by or under common control with the Registrant.

ITEM 30.

Indemnification

Under Delaware law, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the business trust.  The Registrant’s Trust Instrument contains the following provisions:

Section 2.  Indemnification and Limitation of Liability.  The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, as provided in Section 3 of this Article VII, the Trust out of its assets shall indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Section 3.  Indemnification.

(a)

Subject to the exceptions and limitations contained in Subsection (b) below:

(i)

every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and

(ii)

as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys, fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)

No indemnification shall be provided hereunder to a Covered Person:

(i)

who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)

in the event the matter is not adjudicated by a court or other appropriate body, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry), or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d)

To the maximum extent permitted by applicable law, expenses incurred in defending any proceeding may be advanced by the Trust before the disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e)

Any repeal or modification of this Article VII by the Shareholders, or adoption or modification of any other provision of the Declaration or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

In addition, the Registrant has entered into an Investment Advisory Agreement with its Adviser and a Distribution Agreement with its Distributor. These agreements provide indemnification for those entities and their affiliates.  The Adviser’s and Distributor’s personnel may serve as trustees and officers of the Trust.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 31.

Business and other Connections of the Investment Adviser

The description of the Adviser is found under the caption of “Management” in the Prospectuses and under the caption “Management and Administration - Investment Adviser” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein.  The Adviser provides investment advisory services to other persons or entities other than the registrant.

ITEM 32. Principal Underwriter

(a)

The principal underwriter and distributor for the Trust is Rafferty Capital Markets, with an address of 1010 Franklin Avenue - 3rd Floor, Garden City, NY 11530.  Other funds for which this distributor acts as principal underwriter are:  Adirondack Funds, Chou America Mutual Funds, Conestoga Funds, Cottonwood Mutual Funds, Direxion Funds, EntrepreneurShares Series Trust, Epiphany Funds, FMI Funds Inc., Greenleaf Income Growth Fund, Leuthold Funds, Marketocracy Funds, PFS Funds, Philadelphia Investment Partners New Generation Fund, Ranger Funds Investment Trust, Reynolds Funds, Satuit Capital Management Trust, Sparrow Funds, Valley Forge Fund and Walthausen Funds.

(b)

Set forth below is information concerning the Officers of the Distributor.

(1)	(2)	(3)
Name and Address	Position and Offices With Underwriter	Positions and Offices with Registrant
Thomas A. Mulrooney	President	None
Stephen P. Sprague	Chief Financial Officer	None

(c)

Not applicable.

ITEM 33. Location of Accounts and Records

The Registrant maintains the records required to be maintained by it under Rules 31a-1(a), 31a-1(b) and 31a-2(a) under the Investment Company Act of 1940, as amended, at its principal executive offices at 230 Park Avenue, 28th Floor, New York, NY 10169, except for those records that may be maintained pursuant to Rule 31a-3 at the offices of Registrant’s Custodian, UMB Bank, n.a., 928 Grand Blvd., 5th Floor, Kansas City, Missouri 64106; and Registrant’s Administrator and Transfer Agent, Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH  44147-4031.

ITEM 34. Management Services

None.

ITEM 35. Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 28 to the Registration Statement pursuant to Rule 485(b) under the Securities Act, and has duly caused this Post-Effective Amendment No. 28 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York on this 29th day of April, 2016.

Kimberlite Investment Trust

By:

/s/ Neal Neilinger

Neal Neilinger, President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following person in the capacities and on the date indicated.

/s/ Neal Neilinger

April 29, 2016

Neal Neilinger, Trustee, President and Treasurer **

Date

/s/ Frank Codey

April 29, 2016

Frank Codey, Trustee*

Date

/s/ Alan M. Bluestine

April 29, 2016

Alan M. Bluestine, Trustee*

Date

/s/ Neal Neilinger

April 29, 2016

* By Neal Neilinger, Attorney-in-Fact

Date

**Mr. Neilinger is the principal executive officer, the principal financial officer, and the principal accounting officer of the Trust.